UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21637

Name of Fund: BlackRock Diversified Income Strategies Fund, Inc. (DVF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Diversified Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

Annual Report

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty.Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011.Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were opti-
mistic given the anticipated second round of quantitative easing from the US Federal Reserve (the
“Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pres-
sures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward
(pushing prices down) especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-
exempt municipal market faced additional headwinds as it became evident that the Build America
Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted indus-
trial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011.The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC.The downgrade of the US govern-
ment’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued
to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains.Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“BlackRock remains focused
on managing risk and finding
opportunities in all market
environments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011
	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500® Index)
US small cap equities	(11.17)	22.19
(Russell 2000® Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(5.11)	9.07
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of August 31, 2011 BlackRock Defined Opportunity Credit Trust

Investment Objective

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively "credit securities"). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds.
The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?
• For the 12 months ended August 31, 2011, the Fund returned 4.17%
based on market price and 2.93% based on net asset value (“NAV”).
For the same period, the closed-end Lipper Loan Participation Funds cate-
gory posted an average return of 1.16% based on market price and 3.79%
based on NAV. All returns reflect reinvestment of dividends. The Fund's dis-
count to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
• Positive Fund performance was predominantly driven by security selection within the higher-quality tiers of the market. Security selection continued
to reflect the higher-quality bias the Fund has employed over the last two years, which has focused on sectors classified as “recession-resistant”
and not heavily reliant on a strong consumer, such as chemicals and non-
captive diversified (industrials). The Fund’s exposure to high yield bonds was another contributor to performance as the asset class performed well over the period.

• Toward the end of 2010, the market was priced for slow-but-modest growth. Credit fundamentals had materially improved and refinancing was easier for non-investment grade issuers given a robust capital market.
Default activity was muted and expected to remain benign throughout
2011. In this environment, lower-quality loans staged a significant rally and managed to outperform their higher-quality counterparts. Therefore, the Fund’s limited exposure to low-quality credits negatively impacted returns. The Fund uses foreign currency exchange contracts to manage currency risk in the portfolio. The net effect of the contracts during the period was negative.

Describe recent portfolio activity.
• During the period, the Fund did not deviate from its higher quality bias in terms of loan structure, overall credit quality and liquidity. This focus was even more pressing in 2011, when loans traded close to par and gave investors no incentive to forgo credit quality in order to pick up yield. Prior to the correction in the last month of the period, when fund management believed market conditions were weakening, fund management sold some of the Fund’s lower-quality securities, therefore raising the cash reserve level. Becoming more conservative overall, fund management continued to navigate the market for deals, targeting issuers with superior credit funda-
mentals (i.e., stable income streams and attractive downside protection).

Describe portfolio positioning at period end.
• At period end, the Fund held 86% of its total portfolio in floating rate loan interests (bank loans) and 11% in corporate bonds, with the remainder in asset-backed securities, other interests and common stocks. The Fund ended the period with leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4 ANNUAL REPORT AUGUST 31, 2011

BlackRock Defined Opportunity Credit Trust
Fund Information
Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Yield on Closing Market Price as of August 31, 2011 ($12.65)[1]	6.26%
Current Monthly Distribution per Common Share[2]	$0.0660
Current Annualized Distribution per Common Share[2]	$0.7920
Leverage as of August 31, 2011[3]	27%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution rate is not constant and is subject to change.
3 Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by theFund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$12.65	$12.86	(1.63)%	$15.71	$11.77
Net Asset Value	$13.17	$13.55	(2.80)%	$14.37	$12.93

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/11	8/31/10
Floating Rate Loan Interests	86%	83%
Corporate Bonds	11	15
Asset-Backed Securities	2	—
Other Interests	1	1
Common Stocks	—	1

Credit Quality Allocations[4]
	8/31/11	8/31/10
BBB/Baa	12%	11%
BB/Ba	33	44
B	55	44
CCC/Caa	—	1
[4] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.

ANNUAL REPORT AUGUST 31, 2011 5

Fund Summary as of August 31, 2011 BlackRock Diversified Income Strategies Fund, Inc.

Investment Objective

BlackRock Diversified Income Strategies Fund, Inc.’s (DVF) (the “Fund”) investment objective is to provide shareholders with high current income. The Fund seeks to achieve its investment objective by investing primarily in floating rate debt securities and instruments, including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities), notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity. The Fund considers floating rate debt securities to include fixed rate debt securities held by the Fund where the Fund has entered into certain derivative transactions at either the portfolio level or with respect to an individual security held by the Fund, including interest rate swap agreements, in an attempt to convert the fixed rate payments it receives with respect to such securities into floating rate payments. The Fund may invest, under normal market conditions, a substantial portion of its assets in below investment grade quality securities. The Fund may invest directly in such securities or syntheti-
cally through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?
• For the 12 months ended August 31, 2011, the Fund returned 0.91%
based on market price and 4.30% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 1.16% based on market price and 3.79% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. The following discus-
sion relates to performance based on NAV.

What factors influenced performance?
• Positive Fund performance was predominantly driven by security selection within the higher-quality tiers of the market. Security selection continued
to reflect the higher-quality bias the Fund has employed over the last two years, which has focused on sectors classified as “recession-resistant” and not heavily reliant on a strong consumer, such as chemicals and non-cap-
tive diversified (industrials). The Fund’s exposure to high yield bonds was another contributor to performance as the asset class performed well over the period.

• Toward the end of 2010, the market was priced for slow-but-modest growth. Credit fundamentals had materially improved and refinancing was easier for non-investment grade issuers given a robust capital market.
Default activity was muted and expected to remain benign throughout
2011. In this environment, lower-quality loans staged a significant rally and managed to outperform their higher-quality counterparts. Therefore, the Fund’s limited exposure to low-quality credits negatively impacted returns. The Fund uses foreign currency exchange contracts to manage currency risk in the portfolio. The net effect of the contracts during the period was negative.

Describe recent portfolio activity.
• During the period, the Fund did not deviate from its higher quality bias in terms of loan structure, overall credit quality and liquidity. This focus was even more pressing in 2011, when loans traded close to par and gave investors no incentive to forgo credit quality in order to pick up yield. Prior to the correction in the last month of the period, when fund management believed market conditions were weakening, fund management sold some of the Fund’s lower-quality securities, therefore raising the cash reserve level. Becoming more conservative overall, fund management continued to navigate the market for deals, targeting issuers with superior credit funda-
mentals (i.e., stable income streams and attractive downside protection).

Describe portfolio positioning at period end.
• At period end, the Fund held 80% of its total portfolio in floating rate loan interests (bank loans) and 14% in corporate bonds, with the remainder in asset-backed securities, common stocks and other interests. The Fund ended the period with leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6 ANNUAL REPORT AUGUST 31, 2011

BlackRock Diversified Income Strategies Fund, Inc.
Fund Information
Symbol on NYSE	DVF
Initial Offering Date	January 31, 2005
Yield on Closing Market Price as of August 31, 2011 ($9.84)[1]	7.13%
Current Monthly Distribution per Common Share[2]	$0.0585
Current Annualized Distribution per Common Share[2]	$0.7020
Leverage as of August 31, 2011[3]	27%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution rate is not constant and is subject to change.
3 Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of lia-
bilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$ 9.84	$10.45	(5.84)%	$12.02	$ 8.97
Net Asset Value	$10.19	$10.47	(2.67)%	$11.09	$10.05

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/11	8/31/10
Floating Rate Loan Interests	80%	76%
Corporate Bonds	14	20
Asset-Backed Securities	2	—
Other Interests	2	2
Common Stocks	2	2

Credit Quality Allocations[4]
	8/31/11	8/31/10
BBB/Baa	8%	4%
BB/Ba	30	32
B	47	46
CCC/Caa	8	11
CC/Ca	—	1
Not Rated	7	6
[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT AUGUST 31, 2011 7

Fund Summary as of August 31, 2011 BlackRock Floating Rate Income Strategies Fund, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?
• For the 12 months ended August 31, 2011, the Fund returned (2.91)%
based on market price and 4.04% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 1.16% based on market price and 3.79% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
• Positive Fund performance was predominantly driven by security selection within the higher-quality tiers of the market. Security selection continued to reflect the higher-quality bias the Fund has employed over the last two years, which has focused on sectors classified as “recession-resistant” and not heavily reliant on a strong consumer, such as chemicals and non-cap-
tive diversified (industrials). The Fund’s exposure to high yield bonds was another contributor to performance as the asset class performed well over the period.

• Toward the end of 2010, the market was priced for slow-but-modest growth.
Credit fundamentals had materially improved and refinancing was easier for non-investment grade issuers given a robust capital market. Default activity was muted and expected to remain benign throughout 2011. In this environment, lower-quality loans staged a significant rally and managed to outperform their higher-quality counterparts. Therefore, the Fund’s limited exposure to low-quality credits negatively impacted returns.

Describe recent portfolio activity.
• During the period, the Fund did not deviate from its higher quality bias in terms of loan structure, overall credit quality and liquidity. This focus was even more pressing in 2011, when loans traded close to par and gave investors no incentive to forgo credit quality in order to pick up yield. Prior to the correction in the last month of the period, when fund management believed market conditions were weakening, fund management sold some of the Fund’s lower-quality securities, therefore raising the cash reserve level. Becoming more conservative overall, fund management continued to navigate the market for deals, targeting issuers with superior credit funda-
mentals (i.e., stable income streams and attractive downside protection).

Describe portfolio positioning at period end.
• At period end, the Fund held 81% of its total portfolio in floating rate loan interests (bank loans) and 15% in corporate bonds, with the remainder in asset-backed securities, other interests and common stocks. The Fund ended the period with leverage at 26% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8 ANNUAL REPORT AUGUST 31, 2011

BlackRock Floating Rate Income Strategies Fund, Inc.
Fund Information
Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Yield on Closing Market Price as of August 31, 2011 ($13.33)[1]	6.93%
Current Monthly Distribution per Common Share[2]	$0.0770
Current Annualized Distribution per Common Share[2]	$0.9240
Leverage as of August 31, 2011[3]	26%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution rate is not constant and is subject to change.
3 Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of lia-
bilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.33	$14.61	(8.76)%	$16.42	$12.66
Net Asset Value	$14.04	$14.36	(2.23)%	$15.31	$13.80

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/11	8/31/10
Floating Rate Loan Interests	81%	76%
Corporate Bonds	15	22
Asset-Backed Securities	3	—
Other Interests	1	1
Common Stocks	—	1

Credit Quality Allocations[4]
	8/31/11	8/31/10
BBB/Baa	9%	5%
BB/Ba	36	33
B	49	50
CCC/Caa	3	6
CC/Ca	—	1
Not Rated	3	5
[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT AUGUST 31, 2011 9

Fund Summary as of August 31, 2011 BlackRock Limited Duration Income Trust

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

• intermediate duration, investment grade corporate bonds, mortgage-related securities and asset-backed securities and US Government and agency securities;
• senior, secured floating rate loans made to corporate and other business entities; and
• US dollar-denominated securities of US and non-US issuers rated below investment grade, and to a limited extent, in non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?
• For the 12 months ended August 31, 2011, the Fund returned 2.77%
based on market price and 5.85% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on
NAV. All returns reflect reinvestment of dividends. The Fund's discount to
NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?
• The Fund invests in high yield bonds, floating rate loan interests and investment grade bonds, whereas most funds in the Lipper category invest primarily in high yield bonds. The largest detractor from performance for the period was the Fund’s allocation to bank loans and investment grade bonds, both of which underperformed high yield bonds for the 12-month period.
During the period, the Fund maintained leverage at an average of 23%, which was below the average level for the Lipper category. This lower average leverage detracted from Fund performance, as would be expected in a rising market.

• Lower-quality and higher-beta segments (those with higher sensitivity to market volatility) outperformed higher-quality and lower-beta segments for the period, despite a sharp reversal in August 2011. The Fund’s limited exposure to high yield credits near the high end of the quality range helped performance over the period, although an underexposure to lower-quality credits slightly detracted.

Describe recent portfolio activity.
• During the first half of the period, the Fund shifted its overall positioning from a more conservative stance to one that was more consistent with a gradually improving economy. As the US economic outlook worsened and the potential for contagion from the continued debt crisis in Europe increased, Fund positioning once again became more conservative.
Specifically, the Fund reduced positions in more cyclical credits and increased exposure to market sectors with stronger assets and more stable cash flows. These adjustments detracted from performance initially but were positive for performance in the August sell-off.

Describe portfolio positioning at period end.
• At period end, the Fund held 40% of its total portfolio in high yield bonds,
31% in floating rate loan interests (bank loans), 11% in US Government sponsored agency securities and 10% in non-agency mortgage-backed securities. The remainder of the portfolio was invested in asset-backed secu-
rities, taxable municipal bonds, common stocks and other interests, while the Fund’s cash position was negligible. The Fund ended the period with leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust
Fund Information
Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Yield on Closing Market Price as of August 31, 2011 ($16.01)[1]	7.68%
Current Monthly Distribution per Common Share[2]	$0.1025
Current Annualized Distribution per Common Share[2]	$1.2300
Leverage as of August 31, 2011[3]	29%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution rate is not constant and is subject to change.
3 Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrow-
ing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and
Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$16.01	$16.76	(4.47)%	$18.40	$14.30
Net Asset Value	$16.52	$16.79	(1.61)%	$17.75	$16.34

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond and
US government securities investments:

Portfolio Composition
	8/31/11	8/31/10
Corporate Bonds	40%	34%
Floating Rate Loan Interests	31	39
US Government Sponsored Agency Securities	11	7
Non-Agency Mortgage-Backed Securities	10	11
Asset-Backed Securities	5	5
Taxable Municipal Bonds	1	1
Other Interests	1	1
Common Stocks	1	—
Foreign Agency Obligations	—	2

Credit Quality Allocations[4]
	8/31/11	8/31/10
AAA/Aaa[5]	17%	18%
AA/Aa	2	2
A	5	6
BBB/Baa	15	8
BB/Ba	26	30
B	27	28
CCC/Caa	7	6
D	1	—
Not Rated	—	2
[4] Using the higher of S&P’s or Moody’s ratings.
[5] Includes US Government Sponsored Agency securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT AUGUST 31, 2011 11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV.
However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. In general, the con-
cept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each
Fund (including the assets obtained from leverage) are invested in higher-
yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-
term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the
Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-
term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comp-
arable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used.
Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if lever-
age had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfo-
lio securities at inopportune times or at distressed values in order to com-
ply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each
Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility or by entering into reverse repurchase agreements up to 33 1 / 3 % of their total managed assets. As of August 31,
2011, the Funds had outstanding leverage from borrowings as a percent-
age of their total managed assets as follows:

Percent of
Leverage
BHL	27%
DVF	27%
FRA	26%
BLW	29%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or tak-
ing physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instru-
ments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument suc-
cessfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of deriva-
tive financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appre-
ciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12 ANNUAL REPORT AUGUST 31, 2011

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
ARES CLO Funds, Series 2005-10A, Class B,
0.64%, 9/18/17 (a)(b)	USD	250	$ 222,767
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.73%, 6/19/21 (a)(b)		345	276,811
Flagship CLO, Series 2006-1A, Class B,
0.60%, 9/20/19 (a)(b)		1,000	807,500
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B,
0.65%, 12/20/20 (a)(b)		500	400,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.61%, 10/27/20 (b)		265	198,088
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B, 0.70%, 8/01/22 (a)(b)		580	430,650
Landmark CDO Ltd., Series 2006-8A, Class B,
0.61%, 10/19/20 (a)(b)		495	405,261
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.20%, 12/21/17 (a)(b)		260	230,334
Portola CLO Ltd., Series 2007-1X, Class B1,
1.74%, 11/15/21 (b)		350	311,990
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
0.85%, 7/15/19 (a)(b)		300	267,960
Total Asset-Backed Securities — 3.0%			3,551,361
Common Stocks (c)		Shares
Capital Markets — 0.1%
E*Trade Financial Corp.		16,300	201,468
Hotels, Restaurants & Leisure — 0.2%
BLB Worldwide Holdings, Inc.		21,020	208,456
Software — 0.1%
HMH Holdings/EduMedia		53,267	106,534
Total Common Stocks — 0.4%			516,458
		Par
Corporate Bonds		(000)
Airlines — 0.4%
Air Canada, 9.25%, 8/01/15 (a)	USD	210	201,600
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		209	213,942
			415,542
Auto Components — 1.0%
Icahn Enterprises LP, 7.75%, 1/15/16		1,125	1,136,250
Chemicals — 0.4%
CF Industries, Inc., 6.88%, 5/01/18		415	470,506
Commercial Banks — 1.0%
CIT Group, Inc.:
7.00%, 5/01/15		140	139,300
7.00%, 5/01/16		180	179,100
7.00%, 5/01/17		808	797,900
7.00%, 5/02/17 (a)		130	128,375
			1,244,675
Commercial Services & Supplies — 0.4%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		453	437,292
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		325	338,000

		Par
Corporate Bonds		(000)	Value
Containers & Packaging — 0.7%
Berry Plastics Corp., 8.25%, 11/15/15	USD	700	$ 721,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		100	108,750
			829,750
Diversified Financial Services — 1.3%
Ally Financial, Inc., 2.45%, 12/01/14 (b)		1,025	960,535
FCE Bank Plc, 7.13%, 1/15/13	EUR	50	72,005
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19	USD	245	232,137
7.88%, 8/15/19		100	99,000
6.88%, 2/15/21		185	172,050
			1,535,727
Diversified Telecommunication Services — 0.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		140	143,500
Qwest Communications International, Inc., Series B,
7.50%, 2/15/14		347	351,337
			494,837
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 8.00%, 12/15/18 (a)		170	168,300
Health Care Providers & Services — 1.1%
HCA, Inc.:
6.50%, 2/15/20		535	541,019
7.25%, 9/15/20		670	688,425
7.50%, 2/15/22		130	128,700
			1,358,144
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 8/26/17 (a)		850	977,500
Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International, 11.13%, 11/15/17		240	267,600
Household Durables — 0.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17		715	725,725
IT Services — 0.3%
First Data Corp., 7.38%, 6/15/19 (a)		400	376,000
Independent Power Producers & Energy Traders — 1.5%
Energy Future Holdings Corp., 10.00%, 1/15/20		400	401,548
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		1,325	1,336,754
			1,738,302
Media — 1.9%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		105	108,675
CCH II LLC, 13.50%, 11/30/16		500	577,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		185	196,100
Series B, 9.25%, 12/15/17		850	909,500
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		500	510,000
			2,301,775
Metals & Mining — 0.8%
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (a)		550	548,625
Novelis, Inc., 8.38%, 12/15/17		430	443,975
			992,600

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the	CAD	Canadian Dollar	GO	General Obligation
Schedules of Investments, the names and descriptions of	EUR	Euro	LIBOR	London Interbank Offered Rate
many of the securities have been abbreviated according	FKA	Formerly Known As	USD	US Dollar
to the following list:	GBP	British Pound

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 13

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels — 0.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	USD	170	$ 166,175
6.25%, 6/01/21		305	298,519
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		126	133,560
			598,254
Paper & Forest Products — 0.3%
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		155	153,450
Verso Paper Holdings LLC, 11.50%, 7/01/14		180	190,800
			344,250
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		575	546,250
Wireless Telecommunication Services — 1.2%
Cricket Communications, Inc., 7.75%, 5/15/16		1,125	1,139,063
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		275	273,281
			1,412,344
Total Corporate Bonds — 15.7%			18,709,623
Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DynCorp International LLC, Term Loan B, 6.25%, 7/05/16		404	384,510
SI Organization, Inc., New Term Loan B, 4.50%, 11/22/16		421	378,563
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		846	811,920
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		419	404,997
			1,979,990
Airlines — 0.9%
Delta Air Lines, Inc., Credit — New Term Loan B,
5.50%, 4/20/17		1,150	1,059,920
Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		1,709	1,602,133
Autoparts Holdings, Ltd., First Lien Term Loan,
6.50%, 7/28/17		650	637,000
Federal-Mogul Corp.:
Term Loan B, 2.16%, 12/29/14		276	250,333
Term Loan C, 2.15%, 12/28/15		141	127,633
UCI International, Inc., Term Loan, 5.50%, 7/26/17		348	338,238
			2,955,337
Automobiles — 0.4%
Ford Motor Co.:
Tranche B-1 Term Loan, 2.96%, 12/16/13		522	512,922
Tranche B-2 Term Loan, 2.96%, 12/16/13		9	8,581
			521,503
Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 6/01/17		420	409,920
Building Products — 3.4%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		449	421,382
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		796	744,260
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16		2,154	2,117,449
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	566	729,382
			4,012,473

	Par
Floating Rate Loan Interests (b)	(000)	Value
Capital Markets — 1.8%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13 USD	229	$ 222,357
HarbourVest Partners, Term Loan (First Lien),
6.25%, 12/14/16	906	878,829
Nuveen Investments, Inc. (First Lien):
3.25%, 11/13/14	391	361,360
5.75% – 5.81%, 5/12/17	782	730,816
		2,193,362
Chemicals — 6.3%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17	603	578,594
Arizona Chemical Co., LLC, Term Loan B,
4.75%, 11/21/16	204	196,527
Ashland, Inc., Term Loan B, 3.75%, 7/30/18	550	537,724
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	750	733,747
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15	683	637,739
MDI Holdings LLC (FKA MacDermid, Inc.), Term Loan B,
2.26%, 4/11/14	450	430,303
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	574	528,153
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term
Loan (First Lien), 3.48% – 3.51%, 7/30/14	641	585,672
Styron Sarl, Term Loan B, 6.00%, 8/02/17	835	767,066
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15	1,368	1,352,734
Univar, Inc., Term Loan B, 5.00%, 6/30/17	1,194	1,101,763
		7,450,022
Commercial Services & Supplies — 4.1%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14	9	8,842
Letter of Credit — 2 Facility, 3.44%, 7/26/16	14	12,963
US Term Loan, 2.12%, 1/27/14	116	109,757
US Term Loan B, 3.50%, 7/26/16	211	197,109
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16	282	271,081
Adesa Inc. (KAR Holdings, Inc.), Initial Term Loan B,
5.00%, 5/19/17	1,200	1,140,000
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15	697	678,397
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	825	819,497
Synagro Technologies, Inc., Term Loan (First Lien),
2.21% – 2.23%, 4/02/14	870	755,643
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 9/16/16	496	474,748
West Corp., Term Loan B, 4.50%, 7/15/16	397	376,214
		4,844,251
Communications Equipment — 1.8%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14	450	400,485
Term Loan B-3, 4.81%, 10/26/17	905	779,308
CommScope, Inc., Term Loan B, 5.00%, 1/14/18	998	957,600
		2,137,393
Construction & Engineering — 0.9%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18	340	323,000
Safway Services, LLC, First Out Tranche Loan,
9.00%, 12/16/17	750	750,000
		1,073,000
Consumer Finance — 1.9%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17	2,450	2,269,312
Containers & Packaging — 1.3%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16	148	145,947
Berry Plastics Holding Corp., Term Loan C,
2.21%, 4/03/15	503	447,606
Graham Packaging Co., LP, Term Loan D, 6.00%, 9/23/16	993	982,575
		1,576,128

See Notes to Financial Statements.

14 ANNUAL REPORT AUGUST 31, 2011

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Consumer Services — 3.4%
Coinmach Laundry Corp., Delayed Draw Term Loan,
3.22%, 11/20/14	USD	244	$ 212,594
Coinmach Service Corp., Term Loan,
3.22% – 3.30%, 11/20/14		1,101	958,228
Laureate Education, Extended Term Loan,
5.25%, 8/15/18		1,965	1,735,386
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		108	99,941
Delayed Draw Term Loan, 2.72%, 7/24/14		1,086	1,003,570
			4,009,719
Diversified Financial Services — 1.0%
Reynolds Group Holdings, Inc., Term Loan E,
5.25%, 2/09/18		1,237	1,179,693
Diversified Telecommunication Services — 4.6%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 11/01/15 (d)		655	653,971
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15		817	768,766
Level 3 Financing, Inc.:
Incremental Tranche A Term Loan,
2.49% – 2.50%, 3/13/14		1,200	1,108,800
Term Loan B, 11.50%, 3/13/14		550	571,543
Term Loan B2, 2.49%, 9/03/18		1,800	1,696,500
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		748	720,256
			5,519,836
Electronic Equipment, Instruments & Components — 2.2%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18		650	601,790
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		516	467,855
Non-Extended Term Loan, 3.71%, 10/10/14		631	593,081
Sensata Technologies Finance Company, LLC, New Term
Loan, 4.00%, 5/11/18		950	913,187
			2,575,913
Energy Equipment & Services — 2.6%
CCS Corp., Tranche B Term Loan, 3.25%, 11/14/14		750	665,171
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		318	307,134
Gas Co. Term Loan, 9.25%, 8/04/16		582	571,815
MEG Energy Corp., Tranche D Term Loan, 4.00%, 3/16/18		1,550	1,482,188
			3,026,308
Food & Staples Retailing — 2.1%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.61%, 7/09/15	GBP	900	1,256,098
Bolthouse Farms, Inc., Term Loan (First Lien),
5.50% – 5.75%, 2/11/16		228	221,791
US Foodservice, Inc.:
New Term Loan B, 5.75%, 3/31/17	USD	100	92,767
Term Loan B, 2.71% – 2.72%, 7/03/14		1,018	911,184
			2,481,840
Food Products — 4.2%
Advance Pierre Foods, Term Loan (Second Lien):
7.00%, 9/30/16		953	921,243
11.25%, 9/29/17		500	490,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		2,345	2,210,163
Michaels Foods Group, Inc. (FKA M-Foods
Holdings, Inc.), Term Loan B, 4.25%, 2/23/18		131	125,108
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		532	524,256
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		282	271,325
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		523	503,890
			5,045,985

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Equipment & Supplies — 1.6%
Biomet, Inc., Dollar Term Loan,
3.22% – 3.25%, 3/25/15	USD	315	$ 298,935
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC),
Term Loan, 3.22%, 5/20/14		428	399,063
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		797	735,065
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		495	477,368
			1,910,431
Health Care Providers & Services — 5.4%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		37	34,323
Extended Term Loan B, 3.72% – 3.82%, 1/25/17		80	73,100
Non Extended Term Loan, 2.47% – 2.57%, 7/25/14		727	674,129
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		597	563,168
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		896	868,635
Emergency Medical Services, Term Loan,
5.25% – 6.00%, 5/25/18		858	793,419
HCA, Inc., Tranche B-1 Term Loan, 3.50%, 5/01/18		380	356,618
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		521	511,013
Tranche A Term Loan, 8.50%, 3/02/15		346	339,127
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		300	282,000
Term Loan B, 6.50%, 8/04/16		863	814,174
Medpace, Inc., Term Loan, 6.50%, 6/22/17		550	522,500
Renal Advantage Holdings, Inc., Tranche B Term Loan,
5.75%, 12/16/16		597	584,564
			6,416,770
Health Care Technology — 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan,
4.50%, 8/25/17		556	532,874
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		402	380,116
			912,990
Hotels, Restaurants & Leisure — 7.8%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		698	670,320
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		266	265,595
Term Loan B-1, 3.25%, 1/28/15		175	150,719
Term Loan B-2, 3.22% – 3.25%, 1/28/15		145	124,926
Term Loan B-3, 3.25%, 1/28/15		2,463	2,120,143
Dunkin' Brands, Inc., New Term Loan B,
4.00%, 11/23/17		1,049	1,007,835
Golden Living, Term Loan, 5.00%, 5/04/18		840	745,500
Las Vegas Sands LLC:
Delayed Draw Term Loan, 1.72%, 5/23/14		91	84,344
Term Loan B, 1.72%, 5/23/14		359	334,560
Penn National Gaming, Inc., Term Loan B,
3.75%, 7/16/18		175	170,188
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		807	778,568
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 5.25%, 6/30/16		727	709,218
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		554	549,615
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		269	266,321
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		480	474,931
Term B Funded Project Loan, 4.73%, 5/27/13		836	825,722
			9,278,505
Household Durables — 0.0%
Visant Corp. (FKA Jostens), Term Loan B,
5.25%, 12/22/16		37	33,289

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 15

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
IT Services — 4.7%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14	USD	792	$ 676,838
First Data Corp.:
Extended Term Loan B, 4.22%, 3/23/18		3,012	2,521,207
Initial Tranche B-1 Term Loan, 2.97%, 9/24/14		113	99,609
Initial Tranche B-3 Term Loan, 2.97%, 9/24/14		149	131,048
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		346	317,152
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		505	477,572
TransUnion LLC, Replacement Term Loan,
4.75%, 2/12/18		1,465	1,389,093
			5,612,519
Independent Power Producers & Energy Traders — 3.9%
The AES Corp., Term Loan B, 4.25%, 6/01/18		998	958,099
Calpine Corp., Term Loan B, 4.50%, 4/02/18		1,770	1,631,555
Texas Competitive Electric Holdings Co., LLC (TXU),
Extended Term Loan, 4.71% – 4.77%, 10/10/17		2,734	2,006,990
			4,596,644
Industrial Conglomerates — 1.4%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		1,763	1,647,076
Insurance — 0.8%
CNO Financial Group, Inc., Term Loan, 6.25%, 9/30/16		988	965,870
Machinery — 1.7%
Navistar Financial Corp., Term Loan B, 4.50%, 12/16/12		372	361,925
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	60	85,901
Term Loan B, 5.50%, 4/28/17	USD	500	489,975
Tomkins Plc, Term Loan A, 4.25%, 9/29/16		1,184	1,139,618
			2,077,419
Marine — 0.3%
Horizon Lines, LLC:
Revolving Loan, 0.50% – 6.30%, 8/08/12		285	277,454
Term Loan, 6.25%, 8/08/12		120	115,927
			393,381
Media — 20.1%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		800	771,000
Acosta, Inc., Term Loan, 4.75%, 3/01/18		938	884,326
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 7/16/15		739	665,676
Atlantic Broadband Finance, LLC, Term Loan B,
4.00%, 3/08/16		448	423,861
Bresnan Telecommunications Co. LLC, Term Loan,
4.50%, 12/14/17		1,443	1,376,802
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		600	579,600
Catalina Marketing Corp., Term Loan B, 2.97%, 10/01/14		105	96,022
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		1,008	833,696
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		373	356,334
Cequel Communications LLC, New Term Loan,
2.21%, 11/05/13		528	502,934
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		12	12,330
Term Loan C, 3.50%, 9/06/16		1,602	1,525,029
Clarke American Corp., Term Facility B,
2.72% – 2.75%, 6/30/14		453	375,832
Clear Channel Communications, Inc., Term Loan B,
3.87%, 1/28/16		995	744,698
Cumulus Media, Inc., Term Loan, 5.75%, 8/30/18		550	514,937
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		221	215,999
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		559	510,800
HMH Publishing Co., Ltd., Tranche A Term Loan,
6.21%, 6/12/14		609	489,800
Hubbard Broadcasting, Term Loan B (Second Lien),
5.25%, 4/28/17		500	475,835
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		2,993	2,865,319

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
Interactive Data Corp., New Term Loan B,
4.50%, 2/12/18	USD 1,322		$ 1,249,827
Knology, Inc., Term Loan B, 4.00%, 8/18/17		247	234,064
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.20%, 3/06/15	EUR	460	513,086
Facility C1, 4.45%, 3/04/16		460	516,393
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	198	189,076
Mediacom LLC, Term Loan E (FKA Mediacom
Communications, LLC), 4.50%, 10/23/17		495	459,731
Newsday LLC, Fixed Rate Term Loan:
6.50%, 8/01/13		500	500,000
10.50%, 8/01/13		800	826,000
Nielsen Finance LLC, Class B Dollar Term Loan,
3.96%, 5/02/16		637	598,875
Sinclair Television Group, Inc., New Tranche B Term Loan,
4.00%, 10/28/16		338	333,333
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.51%, 6/01/12		1,012	973,245
UPC Broadband Holding B.V., Term U, 5.44%, 12/31/17 EUR		980	1,316,631
Univision Communications, Inc., Extended First Lien
Term Loan, 4.47%, 3/31/17	USD	813	698,890
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18		219	210,536
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,042	1,003,910
			23,844,427
Metals & Mining — 2.9%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		1,328	1,254,482
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		450	427,500
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,794	1,713,258
			3,395,240
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.),
Term B Advance (First Lien), 2.75%, 11/01/13		184	174,528
Multiline Retail — 2.2%
Dollar General Corp., Tranche B-2 Term Loan,
2.96% – 2.97%, 7/07/14		316	306,077
Hema Holding BV, Facility D, 6.43%, 1/05/17	EUR 1,800		2,344,378
			2,650,455
Oil, Gas & Consumable Fuels — 2.1%
EquiPower Resources Holdings, LLC, Term Loan B,
5.75%, 1/26/18	USD	723	693,356
Gibson Energy, Term Loan B, 5.75%, 6/14/18		800	756,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,017	1,006,813
			2,456,169
Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Term Loan B, 2.32%, 12/21/12		545	541,001
Pharmaceuticals — 2.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		995	897,490
Endo Pharmaceuticals Holdings, Inc., Term Loan B,
4.00%, 6/18/18		600	586,878
Quinteles Transnational Corp., Term Loan,
5.00%, 6/08/18		595	551,863
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		500	485,000
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		319	305,835
Term Loan B-2, 4.25%, 3/15/18		160	153,117
			2,980,183
Professional Services — 1.1%
Booz Allen Hamilton, Inc., Tranche B Term Loan,
4.00%, 8/03/17		525	513,257
Fifth Third Processing Solutions, LLC, Term Loan B
(First Lien), 4.50%, 11/03/16		796	766,656
			1,279,913

See Notes to Financial Statements.

16 ANNUAL REPORT AUGUST 31, 2011

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (b)	(000)	Value
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan (Second Lien),
5.00%, 6/28/13	USD 1,016	$ 987,169
Real Estate Management & Development — 1.3%
Realogy Corp.:
Delayed Draw Term Loan, 3.30%, 10/10/13	737	650,125
Extended Synthetic Letter of Credit Loan,
4.44%, 10/10/16	32	25,963
Extended Term Loan B, 4.52%, 10/10/16	809	666,207
Letter of Credit, 3.19%, 10/10/13	30	26,655
Term Loan, 3.27%, 10/10/13	240	211,620
		1,580,570
Road & Rail — 0.3%
The Hertz Corp., Term Loan B, 3.75%, 3/09/18	349	330,796
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc., Extended Term Loan B,
4.44%, 12/01/16	440	400,216
Microsemi Corp., Term Loan B, 4.00%, 11/02/17	498	474,700
		874,916
Software — 0.6%
Rovi Corp., Tranche B Term Loan, 4.00%, 2/07/18	449	431,670
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16	308	293,413
		725,083
Specialty Retail — 4.8%
Academy Ltd., Term Loan, 6.00%, 8/03/18	800	759,400
Burlington Coat Factory Warehouse Corp., Term Loan B,
6.25%, 2/23/17	444	418,824
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18	1,125	1,061,719
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18	374	333,151
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18	294	273,420
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13	334	315,942
Term Loan B-2, 4.75%, 7/31/16	641	603,013
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17	1,089	1,023,660
Toys ‘R’ Us Delaware, Inc., Initial Loan, 6.00%, 9/01/16	911	853,770
		5,642,899
Wireless Telecommunication Services — 2.0%
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 2.75%, 3/30/12	469	462,250
MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
4.07%, 11/04/16	769	719,140
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15	803	806,759
Term Loan B, 6.25%, 7/11/16 (d)	400	402,000
		2,390,149
Total Floating Rate Loan Interests — 117.8%		140,020,297
	Beneficial
	Interest
Other Interests (e)	(000)
Auto Components — 0.7%
Delphi Debtor-in-Possession Holding Co. LLP, Class B
Membership Interests	—(f)	869,044
Total Other Interests — 0.7%		869,044
Total Long-Term Investments
(Cost — $169,251,866) — 137.6%		163,666,783

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.07% (g)(h)	2,230,753	$ 2,230,753
Total Short-Term Securities
(Cost — $2,230,753) — 1.9%		2,230,753
Total Investments (Cost — $171,482,619*) — 139.5%		165,897,536
Liabilities in Excess of Other Assets — (39.5)%		(47,000,641)
Net Assets — 100.0%		$118,896,895

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$171,460,615
Gross unrealized appreciation	$ 1,938,490
Gross unrealized depreciation	(7,501,569)
Net unrealized depreciation	$ (5,563,079)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f) Amount is less than $500.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2010	Activity	August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class 1,172,197		1,058,556	2,230,753	$ 28

(h) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Foreign currency exchange contracts as of August 31, 2011 were as follows:

						Unrealized
Currency			Currency		Settlement Appreciation
Purchased			Sold	Counterparty	Date (Depreciation)
USD	1,136,235	CAD	1,123,500	Citibank NA	10/07/11	$ (10,054)
USD	257,571	GBP	160,000	Citibank NA	10/07/11	(2,056)
USD	449,835	GBP	276,000	Citibank NA	10/07/11	1,979
USD	671,104	GBP	420,000	Royal Bank
				of Scotland Plc	10/07/11	(10,417)
CAD 1,000,000		USD 1,017,246		Citibank NA	10/07/11	3,037
USD	5,226,079	EUR	3,645,500	Citibank NA	10/26/11	(7,246)
USD	230,818	EUR	160,000	USB AG	10/26/11	1,129
USD	472,174	EUR	330,000	Morgan Stanley
				Capital SE	10/26/11	(1,560)
USD	85,410	EUR	60,000	Citibank NA	10/26/11	(723)
Total					$ (25,911)

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 17

BlackRock Defined Opportunity Credit Trust (BHL)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding val-
uation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$ 1,172,800	$ 2,378,561	$3,551,361
Common Stocks .	$ 201,468	208,456	106,534	516,458
Corporate Bonds.	—	18,709,623	—	18,709,623
Floating Rate
Loan Interests	— 129,198,106		10,822,191 140,020,297
Other Interests	—	869,044	—	869,044
Short-Term
Securities:	2,230,753	—	—	2,230,753
Liabilities:
Unfunded Loan
Commitments	—	(38,703)	—	(38,703)
Total	$ 2,432,221 $150,119,326 $ 13,307,286 165,858,833

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$6,145	—	$ 6,145
Liabilities:
Foreign currency
exchange
contracts	—	(32,056)	—	(32,056)
Total	—	$ (25,911)	—	$ (25,911)
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate Floating Rate		Unfunded Loan
	Securities	Stocks	Bonds	Loan Interests	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	—	$ 270,181	$ 12,664	$20,437,083	$ (46,743)	$20,673,185
Accrued discounts/premiums	$ 25,212	—	46	127,335	—	152,593
Net realized gain (loss)	—	—	508	21,213	—	21,721
Net change in unrealized appreciation/depreciation[2]	(174,879)	(163,647)	(295)	(46,441)	33,657	(351,605)
Purchases	2,528,228	—	—	8,140,603	—	10,668,831
Sales	—	—	(12,923)	(11,269,604)	—	(11,282,527)
Transfers in3	—	—	—	983,762	13,086	996,848
Transfers out[3]	—	—	—	(7,571,760)	—	(7,571,760)
Balance, as of August 31, 2011	$ 2,378,561	$ 106,534	—	$10,822,191	—	$13,307,286

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(629,494).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

18 ANNUAL REPORT AUGUST 31, 2011

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
ARES CLO Funds, Series 2005-10A, Class B,
0.64%, 9/18/17 (a)(b)	USD 250	$ 222,767
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.73%, 6/19/21 (a)(b)	365	292,858
Chatham Light CLO Ltd., Series 2005-2A, Class A2,
0.66%, 8/03/19 (a)(b)	850	762,875
Flagship CLO, Series 2006-1A, Class B,
0.60%, 9/20/19 (a)(b)	1,000	807,500
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B,
0.65%, 12/20/20 (a)(b)	500	400,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.61%, 10/27/20 (b)	280	209,300
Landmark CDO Ltd., Series 2006-8A, Class B,
0.61%, 10/19/20 (a)(b)	525	429,823
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.20%, 12/21/17 (a)(b)	275	243,622
Portola CLO Ltd., Series 2007-1X, Class B1,
1.74%, 11/15/21 (b)	370	329,818
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
0.85%, 7/15/19 (a)(b)	320	285,824
Total Asset-Backed Securities — 3.2%		3,984,387
Common Stocks	Shares
Capital Markets — 0.1%
E*Trade Financial Corp.	14,300	176,748
Chemicals — 0.0%
Wellman Holdings, Inc.	272	884
Wellman Holdings, Inc. (acquired 1/30/09,
cost $313) (d)	1,341	4,358
		5,242
Diversified Financial Services — 1.3%
Kcad Holdings I Ltd.	142,194,803	1,604,953
Electrical Equipment — 0.0%
Medis Technologies Ltd.	176,126	1,937
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.	688	1,720
Metals & Mining — 0.1%
Euramax International	468	130,900
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd.	300,167	613,024
Software — 0.1%
Bankruptcy Management Solutions, Inc.	536	3
HMH Holdings/EduMedia	45,526	91,052
		91,055
Total Common Stocks — 2.1%		2,625,579
	Par
Corporate Bonds	(000)
Airlines — 0.4%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD 209	213,942
United Air Lines, Inc., 12.75%, 7/15/12	295	307,882
		521,824
Auto Components — 0.9%
Icahn Enterprises LP, 7.75%, 1/15/16	1,065	1,075,650
Capital Markets — 0.1%
E*Trade Financial Corp., 3.95%, 8/31/19 (a)(e)(f)	83	99,185
KKR Group Finance Co., 6.38%, 9/29/20 (a)	80	85,116
		184,301

		Par
Corporate Bonds		(000)	Value
Chemicals — 1.6%
CF Industries, Inc., 6.88%, 5/01/18	USD	445	$ 504,519
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19		894	1,242,660
(Third Lien), 5.00%, 1/29/19 (g)		308	218,938
			1,966,117
Commercial Banks — 1.1%
CIT Group, Inc.:
7.00%, 5/01/14		22	22,418
7.00%, 5/01/15		170	169,150
7.00%, 5/01/16		120	119,400
7.00%, 5/01/17		888	876,900
7.00%, 5/02/17 (a)		140	138,250
Glitnir Banki HF, 6.38%, 9/25/12 (a)(c)(h)		365	—
			1,326,118
Commercial Services & Supplies — 0.6%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		480	463,015
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		260	245,050
			708,065
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		350	364,000
Containers & Packaging — 0.4%
Graphic Packaging International, Inc., 9.50%, 6/15/17		105	114,187
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	160	220,647
7.75%, 11/15/19		135	185,201
			520,035
Diversified Financial Services — 1.9%
Ally Financial, Inc.:
6.88%, 9/15/11	USD	150	150,000
7.50%, 12/31/13		20	20,600
2.45%, 12/01/14 (b)		750	702,830
8.00%, 3/15/20		20	20,200
7.50%, 9/15/20		160	157,200
8.00%, 11/01/31		210	203,563
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		80	83,400
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (a)		300	306,750
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16	EUR	200	278,681
7.13%, 4/15/19	USD	260	246,350
7.88%, 8/15/19		100	99,000
6.88%, 2/15/21		195	181,350
			2,449,924
Diversified Telecommunication Services — 0.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		180	184,500
Qwest Communications International, Inc., Series B,
7.50%, 2/15/14		347	351,338
			535,838
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, 8.00%, 12/15/18 (a)		190	188,100
Health Care Providers & Services — 1.2%
HCA, Inc.:
6.50%, 2/15/20		565	571,356
7.25%, 9/15/20		235	241,463
7.50%, 2/15/22		660	653,400
			1,466,219
Health Care Technology — 0.6%
IMS Health, Inc., 12.50%, 3/01/18 (a)		700	805,000
Hotels, Restaurants & Leisure — 1.0%
Little Traverse Bay Bands of Odawa Indians,
9.00%, 8/31/20 (a)		192	159,360
MGM Resorts International, 11.13%, 11/15/17		390	434,850

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 19

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC:
4.88%, 9/01/14 (b)	USD	665	$ 507,062
9.88%, 9/01/14		145	123,613
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (c)(h)		120	12
			1,224,897
Household Durables — 0.4%
Beazer Homes USA, Inc., 12.00%, 10/15/17		500	507,500
IT Services — 0.3%
First Data Corp., 7.38%, 6/15/19 (a)		390	366,600
Independent Power Producers & Energy Traders — 1.4%
Energy Future Holdings Corp., 10.00%, 1/15/20		400	401,549
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		1,325	1,336,754
			1,738,303
Industrial Conglomerates — 0.6%
Sequa Corp., 13.50%, 12/01/15 (a)		722	764,863
Media — 2.8%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		110	113,850
CCH II LLC, 13.50%, 11/30/16		500	577,500
CSC Holdings, Inc., 8.50%, 4/15/14		180	194,850
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15 (a)		315	242,550
Checkout Holding Corp., 10.69%, 11/15/15 (a)(f)		325	191,750
Clear Channel Worldwide Holdings, Inc., Series B,
9.25%, 12/15/17		884	945,880
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		300	303,000
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		1,000	1,020,000
			3,589,380
Metals & Mining — 0.6%
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (a)		320	319,200
Novelis, Inc., 8.38%, 12/15/17		455	469,787
RathGibson, Inc., 11.25%, 2/15/14 (c)(h)		1,390	70
			789,057
Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (g)		215	238,113
Oil, Gas & Consumable Fuels — 0.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		135	131,962
6.25%, 6/01/21		365	357,244
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		135	143,100
			632,306
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		738	516,947
Clearwater Paper Corp., 10.63%, 6/15/16		190	208,050
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		165	163,350
Verso Paper Holdings LLC:
11.50%, 7/01/14		144	152,640
Series B, 4.00%, 8/01/14 (b)		170	139,400
			1,180,387
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		460	437,000
Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20		85	83,831

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services — 1.4%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	850	$ 860,625
Digicel Group Ltd. (a):
9.13%, 1/15/15		279	279,000
8.25%, 9/01/17		255	255,000
iPCS, Inc., 2.38%, 5/01/13 (b)		200	185,500
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		225	223,594
			1,803,719
Total Corporate Bonds — 20.2%			25,467,147
Floating Rate Loan Interests (b)
Aerospace & Defense — 1.6%
DynCorp International LLC, Term Loan B, 6.25%, 7/05/16		401	382,308
SI Organization, Inc., New Term Loan B, 4.50%, 11/22/16		420	377,662
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		896	859,680
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		466	449,996
			2,069,646
Airlines — 0.8%
Delta Air Lines, Inc., Credit New Term Loan B,
5.50%, 4/20/17		1,150	1,059,921
Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		1,772	1,661,583
Autoparts Holdings, Ltd., First Lien Term Loan,
6.50%, 7/28/17		700	686,000
Federal-Mogul Corp.:
Term Loan B, 2.16%, 12/29/14		315	285,076
Term Loan C, 2.15%, 12/28/15		160	145,347
UCI International, Inc., Term Loan, 5.50%, 7/26/17		348	338,238
			3,116,244
Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 6/01/17		420	409,920
Building Products — 3.1%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		574	538,432
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		846	790,776
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16		2,154	2,117,449
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	317	408,060
			3,854,717
Capital Markets — 1.9%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13	USD	261	253,870
HarbourVest Partners, Term Loan (First Lien),
6.25%, 12/14/16		906	878,829
Nuveen Investments, Inc.:
Extended Term Loan (First Lien),
5.75% – 5.81%, 5/12/17		862	805,455
Non-Extended Term Loan (First Lien),
3.25%, 11/13/14		438	404,767
			2,342,921
Chemicals — 5.8%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17		608	583,375
Arizona Chemical Co., LLC, New Term Loan B,
4.75%, 11/21/16		172	165,448
Ashland, Inc., Term Loan B, 3.75%, 7/30/18		550	537,724
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		700	684,831
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15		721	673,031

See Notes to Financial Statements.

20 ANNUAL REPORT AUGUST 31, 2011

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Chemicals (concluded)
MDI Holdings, LLC (FKA MacDermid, Inc.), Tranche C
Term Loan, 3.54%, 4/11/14	EUR	220	$ 301,141
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	USD	599	551,117
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term
Loan (First Lien), 3.48% – 3.51%, 7/30/14		627	572,763
Styron Sarl, Term Loan B, 6.00%, 8/02/17		885	812,660
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15		1,323	1,308,462
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,294	1,193,577
			7,384,129
Commercial Services & Supplies — 3.5%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14		7	6,533
Letter of Credit — 2 Facility, 3.44%, 7/26/16		10	9,106
US Term Loan, 2.12%, 1/27/14		86	81,092
US Term Loan B, 3.50%, 7/26/16		148	138,470
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		301	289,545
Adesa Inc. (KAR Holdings, Inc.), Initial Term Loan B,
5.00%, 5/19/17		1,250	1,187,500
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15		790	768,850
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		925	918,830
Synagro Technologies, Inc., Term Loan (First Lien),
2.21% – 2.23%, 4/02/14		639	554,829
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 9/16/16		496	474,747
			4,429,502
Communications Equipment — 1.7%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14		485	431,512
Term Loan B-3, 4.81%, 10/26/17		910	783,586
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		998	957,600
			2,172,698
Construction & Engineering — 1.0%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18		435	413,250
Safway Services, LLC, First Out Tranche Loan,
9.00%, 12/16/17		800	800,000
			1,213,250
Consumer Finance — 1.9%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17		2,600	2,408,250
Containers & Packaging — 0.7%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16		135	132,695
Graham Packaging Co., LP, Term Loan D,
6.00%, 9/23/16		794	786,060
			918,755
Diversified Consumer Services — 3.2%
Coinmach Service Corp., Term Loan,
3.22% – 3.30%, 11/20/14		1,343	1,168,045
Laureate Education, Extended Term Loan,
5.25%, 8/15/18		2,113	1,866,409
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		1,037	958,101
Delayed Draw Term Loan, 2.72%, 7/24/14		103	95,413
			4,087,968
Diversified Financial Services — 0.4%
Reynolds Group Holdings, Inc., Term Loan E,
6.50%, 2/09/18		574	547,035
Diversified Telecommunication Services — 4.9%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 11/01/15 (g)		1,366	1,363,925

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Telecommunication Services (concluded)
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15	USD	817	$ 768,766
Level 3 Financing, Inc.:
Incremental Tranche A Term Loan,
2.49% – 2.50%, 3/13/14		1,175	1,085,700
Term Loan B, 11.50%, 3/13/14		575	597,523
Term Loan B2, 2.49%, 9/03/18		1,700	1,602,250
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		748	720,256
			6,138,420
Electronic Equipment, Instruments & Components — 2.2%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18		725	671,227
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		494	448,682
Non-Extended Term Loan, 3.71%, 10/10/14		663	623,385
Flextronics International Ltd., Delayed Draw:
Term Loan A-2, 2.47%, 10/01/14		24	22,648
Term Loan A-3, 2.44%, 10/01/14		21	19,413
Sensata Technologies Finance Company, LLC, New Term
Loan, 4.00%, 5/11/18		1,000	961,250
			2,746,605
Energy Equipment & Services — 2.5%
CCS Corp., Tranche B Term Loan, 3.25%, 11/14/14		801	709,989
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		336	324,197
Gas Co. Term Loan, 9.25%, 8/04/16		614	603,583
MEG Energy Corp., Tranche D Term Loan,
4.00%, 3/16/18		1,600	1,530,000
			3,167,769
Food & Staples Retailing — 1.9%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.61%, 7/09/15	GBP	750	1,046,749
Bolthouse Farms, Inc., Term Loan (First Lien),
5.50% – 5.75%, 2/11/16	USD	259	252,142
US Foodservice, Inc.:
New Term Loan B, 5.75%, 3/31/17		299	278,302
Term Loan B, 2.71% – 2.72%, 7/03/14		879	786,453
			2,363,646
Food Products — 4.1%
Advance Pierre Foods, Term Loan (Second Lien):
7.00%, 9/30/16		923	892,611
11.25%, 9/29/17		500	490,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		2,495	2,351,537
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.),
Term Loan B, 4.25%, 2/23/18		111	106,016
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		581	573,075
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		291	279,752
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		540	519,539
			5,212,530
Health Care Equipment & Supplies — 2.0%
Biomet, Inc., Dollar Term Loan, 3.22% – 3.25%, 3/25/15		195	185,055
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		700	676,200
DJO Finance LLC (FKA ReAble Therapeutics
Finance LLC), Term Loan, 3.22%, 5/20/14		446	415,862
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		777	716,624
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		525	506,300
			2,500,041
Health Care Providers & Services — 5.0%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		33	30,506
Extended Term Loan B, 3.72% – 3.82%, 1/25/17		85	77,669
Non Extended Term Loan, 2.47% – 2.57%, 7/25/14		638	591,361
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		597	563,168
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		796	772,120

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 21

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Providers & Services (concluded)
Emergency Medical Services, Term Loan,
5.25%, 5/25/18	USD	953	$ 881,062
HCA, Inc.:
Tranche B-1 Term Loan, 3.50%, 5/01/18		104	97,175
Tranche B-2 Term Loan, 3.50%, 3/31/17		57	53,398
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		552	540,822
Tranche A Term Loan, 8.50%, 3/02/15		346	339,127
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		500	470,000
Term Loan B, 6.50%, 8/04/16		810	764,225
Medpace, Inc., Term Loan, 6.50%, 6/22/17		600	570,000
Renal Advantage Holdings, Inc., Tranche B Term Loan,
5.75%, 12/16/16		597	584,564
			6,335,197
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan,
4.50%, 8/25/17		586	562,490
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		397	375,589
			938,079
Hotels, Restaurants & Leisure — 7.2%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		748	718,200
Caesars Entertainment Operating Co., Inc.:
Term Loan B-2, 3.22% – 3.25%, 1/28/15		155	133,542
Term Loan B-3, 3.25%, 1/28/15		2,771	2,385,718
Term Loan B-4, 9.50%, 10/31/16		383	382,259
Dunkin' Brands, Inc., New Term Loan B,
4.00%, 11/23/17		1,049	1,007,823
Golden Living, Term Loan, 5.00%, 5/04/18		840	745,500
Penn National Gaming, Inc., Term Loan B,
3.75%, 7/16/18		150	145,875
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		860	830,207
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 5.25%, 6/30/16		745	726,344
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		388	385,007
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		294	290,532
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		374	370,361
Term B Funded Project Loan, 4.73%, 5/27/13		986	973,205
			9,094,573
Household Durables — 0.0%
Visant Corp. (FKA Jostens), Term Loan B,
5.25%, 12/22/16		20	17,819
IT Services — 4.7%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		1,025	876,157
First Data Corp.:
Initial Tranche B-1 Term Loan, 2.97%, 9/24/14		112	98,815
Initial Tranche B-2 Term Loan, 4.22%, 3/23/18		3,174	2,657,585
Initial Tranche B-3 Term Loan, 2.97%, 9/24/14		80	69,879
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		346	317,152
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		553	523,055
TransUnion LLC, Replacement Term Loan, 4.75%, 2/12/18		1,465	1,389,093
			5,931,736
Independent Power Producers & Energy Traders — 3.7%
The AES Corp., Term Loan B, 4.25%, 6/01/18		998	958,099
Calpine Corp., Term Loan B, 4.50%, 4/02/18		1,845	1,700,523
Texas Competitive Electric Holdings Co., LLC (TXU),
Extended Term Loan, 4.71% – 4.77%, 10/10/17		2,704	1,985,014
			4,643,636
Industrial Conglomerates — 1.2%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		1,597	1,491,503

		Par
Floating Rate Loan Interests (b)		(000)	Value
Insurance — 0.8%
CNO Financial Group, Inc., Term Loan, 6.25%, 9/30/16	USD	988	$ 965,870
Leisure Equipment & Products — 0.4%
EB Sports Corp., Loan, 11.50%, 12/31/15		502	481,948
Machinery — 1.8%
Navistar Financial Corp., Term Loan B, 4.50%, 12/16/12		397	386,053
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	65	90,571
Term Loan B, 5.50%, 4/28/17	USD	500	490,000
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		1,366	1,314,944
			2,281,568
Marine — 0.3%
Horizon Lines, LLC:
Revolving Loan, 0.50% – 6.30%, 8/08/12		285	277,439
Term Loan, 6.25%, 8/08/12		120	115,927
			393,366
Media — 18.2%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		800	771,000
Acosta, Inc., Term Loan, 4.75%, 3/01/18		948	893,663
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 7/16/15		765	688,645
Atlantic Broadband Finance, LLC, Term Loan B,
4.00%, 3/08/16		472	446,170
Bresnan Telecommunications Co. LLC, Term Loan,
4.50%, 12/14/17		1,368	1,305,588
Catalina Marketing Corp., Term Loan B,
2.97%, 10/01/14		115	105,167
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		787	650,874
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		480	458,263
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		14	14,385
Term Loan C, 3.50%, 9/06/16		1,176	1,119,820
Clarke American Corp., Term Facility B,
2.72% – 2.75%, 6/30/14		398	330,016
Clear Channel Communications, Inc., Term Loan B,
3.87%, 1/28/16		1,115	834,511
Cumulus Media, Inc., Term Loan, 5.75%, 8/30/18		550	514,937
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		274	267,940
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		593	542,805
HMH Publishing Co., Ltd., Tranche A Term Loan,
6.21%, 6/12/14		724	582,049
Hubbard Broadcasting, Term Loan B (Second Lien),
5.25%, 4/28/17		500	475,835
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		2,993	2,865,319
Interactive Data Corp., New Term Loan B,
4.50%, 2/12/18		1,421	1,344,154
Knology, Inc., Term Loan B, 4.00%, 8/18/17		322	304,828
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG),
Facility B1, 4.20%, 3/06/15	EUR	304	338,574
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	714	681,854
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,000	2,065,000
Nielsen Finance LLC, Class B Dollar Term Loan,
3.96%, 5/02/16		678	637,446
Sinclair Television Group, Inc., New Tranche B Term Loan,
4.00%, 10/28/16		508	499,999
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.51%, 6/01/12		913	877,953
UPC Broadband Holding B.V., Term U, 5.44%, 12/31/17 EUR 1,035			1,390,520
Univision Communications, Inc., Extended First Lien
Term Loan, 4.47%, 3/31/17	USD	864	743,407
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18		219	210,536
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,112	1,071,223
			23,032,481

See Notes to Financial Statements.

22 ANNUAL REPORT AUGUST 31, 2011

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Metals & Mining — 2.8%
Novelis, Inc., Term Loan, 3.75%, 3/10/17	USD 1,428		$ 1,348,474
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		450	427,500
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,864	1,779,893
			3,555,867
Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.),
Term B Advance (First Lien), 2.75%, 11/01/13		200	189,478
Multiline Retail — 1.7%
Dollar General Corp., Tranche B-2 Term Loan,
2.96% – 2.97%, 7/07/14		270	262,164
Hema Holding BV, Facility D, 6.43%, 1/05/17	EUR 1,400		1,823,405
			2,085,569
Oil, Gas & Consumable Fuels — 2.1%
EquiPower Resources Holdings, LLC, Term Loan B,
5.75%, 1/26/18	USD	798	765,082
Gibson Energy, Term Loan B, 5.75%, 6/14/18		850	803,250
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,097	1,085,811
			2,654,143
Pharmaceuticals — 2.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,045	942,364
Endo Pharmaceuticals Holdings, Inc., Term Loan B,
4.00%, 6/18/18		650	635,785
Quinteles Transnational Corp., Term Loan,
5.00%, 6/08/18		690	639,975
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		500	485,000
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		319	305,835
Term Loan B-2, 4.25%, 3/15/18		160	153,117
			3,162,076
Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche B Term Loan,
4.00%, 8/03/17		382	374,150
Fifth Third Processing Solutions, LLC, Term Loan B
(First Lien), 4.50%, 11/03/16		697	670,824
			1,044,974
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan (Second Lien),
5.00%, 6/28/13		1,052	1,022,425
Real Estate Management & Development — 1.7%
Realogy Corp.:
Delayed Draw Term Loan, 3.30%, 10/10/13		791	698,185
Extended Synthetic Letter of Credit Loan,
4.44%, 10/10/16		60	49,156
Extended Term Loan B, 4.52%, 10/10/16		1,323	1,088,791
Letter of Credit, 3.19%, 10/10/13		32	28,135
Term Loan, 3.27%, 10/10/13		253	223,377
			2,087,644
Road & Rail — 0.3%
The Hertz Corp., Term Loan B, 3.75%, 3/09/18		399	378,053
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc., Extended Term Loan B,
4.44%, 12/01/16		366	332,935
Microsemi Corp., Term Loan B, 4.00%, 11/02/17		498	474,700
			807,635
Software — 0.6%
Rovi Corp., Tranche B Term Loan, 4.00%, 2/07/18		499	479,633
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		333	317,075
			796,708

		Par
Floating Rate Loan Interests (b)		(000)	Value
Specialty Retail — 4.7%
Academy Ltd., Term Loan, 6.00%, 8/03/18	USD	900	$ 854,325
Burlington Coat Factory Warehouse Corp., Term Loan B,
6.25%, 2/23/17		420	395,556
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		1,200	1,132,500
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18		399	355,361
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		284	264,120
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		223	210,269
Term Loan B-2, 4.75%, 7/31/16		791	743,946
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17		1,139	1,070,190
Toys ‘R’ Us Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		817	765,680
Term Loan B, 5.25%, 5/25/18		200	185,202
			5,977,149
Wireless Telecommunication Services — 1.6%
MetroPCS Wireless, Inc.:
Term Loan B, 4.00%, 3/16/18		249	233,050
Tranche B-2 Term Loan, 4.07%, 11/04/16		504	470,953
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		1,070	1,075,678
Term Loan B, 6.25%, 7/11/16 (g)		200	201,000
			1,980,681
Total Floating Rate Loan Interests — 110.4%		139,494,145
		Beneficial
		Interest
Other Interests (i)		(000)
Auto Components — 0.7%
Delphi Debtor-in-Possession Holding Co. LLP, Class B
Membership Interests (c)		—(j)	925,294
Intermet Liquidating Trust, Class A (c)		256	2
			925,296
Diversified Financial Services — 0.5%
DVF JGW SPV, LLC (J.G. Wentworth LLC Preferred Equity
Interests) (c)(k)		—(j)	647,746
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (c)		360	4
Household Durables — 0.7%
DVF (S-Martin) SPV, LLC (Stanley Martin, Class B
Membership Units) (c)(k)		1	845,673
Metals & Mining — 0.8%
DVF (R-Gibson) SPV, LLC (RathGibson Acquisition
Corp.) (k)		88	1,057,282
Total Other Interests — 2.7%			3,476,001
Preferred Securities
Preferred Stocks		Shares
Diversified Financial Services — 0.0%
Ally Financial, Inc. (a)		50	38,045
Total Preferred Stocks — 0.0%			38,045
Trust Preferred
Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)(e)		3,700	78,822
Total Trust Preferred — 0.1%			78,822
Total Preferred Securities — 0.1%			116,867

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 23

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Warrants (l)	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	304	$ 3
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	357	4
HMH Holdings/EduMedia (Expires 3/09/17)	4,970	—
		4
Total Warrants — 0.0%		7
Total Long-Term Investments
(Cost — $191,367,117) — 138.7%		175,164,133
Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, Expires 12/21/19,
Broker Goldman Sachs Bank USA	13	—
Total Options Purchased (Cost — $12,711) — 0.0%		—
Total Investments (Cost — $191,379,828*) — 138.7%		175,164,133
Liabilities in Excess of Other Assets — (38.7)%		(48,857,375)
Net Assets — 100.0%		$126,306,758

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$189,490,515
Gross unrealized appreciation	$ 3,190,985
Gross unrealized depreciation	(17,517,367)
Net unrealized depreciation	$ (14,326,382)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current market value of $4,358 and an original cost of $313, in this security.
(e) Convertible security.
(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h) Issuer filed for bankruptcy and/or is in default of interest payments.
(i) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j) Amount is less than $500.
(k) The investment is held by a wholly owned subsidiary of the Fund.
(l) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

• Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2010	Activity	August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class 1,822,139		(1,822,139)	—	$3,467

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Foreign currency exchange contracts as of August 31, 2011 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	745,354	CAD	737,000	Citibank NA	10/07/11	$ (6,595)
CAD	737,000	USD	749,711	Citibank NA	10/07/11	2,238
USD 4,720,029		EUR	3,292,500	Citibank NA	10/26/11	(6,544)
USD	99,645	EUR	70,000	Citibank NA	10/26/11	(844)
USD	310,162	EUR	215,000	UBS AG	10/26/11	1,517
EUR	100,300	USD	143,690	Citibank NA	10/26/11	296
USD	516,530	EUR	361,000	Morgan Stanley	10/26/11	(1,706)
EUR	110,000	USD	156,558	Deutsche Bank AG 10/26/11		1,353
USD	685,485	GBP	429,000	Royal Bank
				of Scotland Plc	10/07/11	(10,640)
USD	201,227	GBP	125,000	Citibank NA	10/07/11	(1,606)
Total						$ (22,531)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the cir-
cumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

24 ANNUAL REPORT AUGUST 31, 2011

BlackRock Diversified Income Strategies Fund, Inc. (DVF)
Schedule of Investments (concluded)

The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$ 1,231,272	$ 2,753,115	$3,984,387
Common Stocks	$ 180,405	743,926	1,701,248	2,625,579
Corporate Bonds. .	—	23,846,107	1,621,040	25,467,147
Floating Rate
Loan Interests.	— 27,138,663		12,355,482 139,494,145
Other Interests	—	925,294	2,550,707	3,476,001
Preferred
Securities	78,822	38,045	—	116,867
Warrants.	—	—	7	7
Liabilities:
Unfunded Loan
Commitments	—	(45,062)	—	(45,062)
Total	$ 259,227 $153,878,245		$ 20,981,599 $175,119,071

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$ 5,404	—	$ 5,404
Liabilities:
Foreign currency
exchange
contracts	—	(27,935)	—	(27,935)
Total	—	$(22,531)	—	$ (22,531)
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate	Other		Unfunded Loan
	Securities	Stocks	Bonds	Loan Interests	Interests	Warrants	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$ 338,985	$ 230,600	$ 904,927	$22,878,826	$ 1,589,042	$ 3	$ (46,660)	$25,895,723
Accrued discounts/premiums	26,592	—	(14,766)	136,339	—	—	—	148,165
Net realized gain (loss)	—	—	6,525	(252,033)	—	—	—	(245,508)
Net change in unrealized appreciation/
depreciation[2]	889,701	(1,475,536)	451,244	1,588,616	830,945	—	33,379	2,318,349
Purchases	2,847,837	3,025,315	230,968	7,737,800	130,720	4	—	13,972,644
Sales	(1,350,000)	(79,131)	(76,913)	(16,760,979)	—	—	—	(18,267,023)
Transfers in3	—	—	119,055	2,257,262	—	—	13,281	2,389,598
Transfers out[3]	—	—	—	(5,230,349)	—	—	—	(5,230,349)
Balance, as of August 31, 2011	$ 2,753,115	$ 1,701,248	$ 1,621,040	$12,355,482	$ 2,550,707	$ 7	—	$20,981,599

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(641,187).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 25

 BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
ARES CLO Funds, Series 2005-10A, Class B,
0.64%, 9/18/17 (a)(b)	USD 750	$ 668,302
Ballyrock CDO Ltd., Series 2006-1A, Class B,
0.67%, 8/28/19 (a)(b)	1,000	785,000
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.73%, 6/19/21 (a)(b)	750	601,763
Chatham Light CLO Ltd., Series 2005-2A Class A2,
0.66%, 8/03/19 (a)(b)	1,000	897,500
Flagship CLO, Series 2006-1A, Class B,
0.60%, 9/20/19 (a)(b)	1,304	1,052,980
Franklin CLO Ltd., Series 6A, Class B,
0.72%, 8/09/19 (a)(b)	1,910	1,639,926
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B,
0.65%, 12/20/20 (a)(b)	500	400,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.61%, 10/27/20 (b)	575	429,813
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B, 0.70%, 8/01/22 (a)(b)	1,255	931,837
Landmark CDO Ltd., Series 2006-8A, Class B,
0.61%, 10/19/20 (a)(b)	1,075	880,113
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.20%, 12/21/17 (a)(b)	575	509,393
Portola CLO Ltd., Series 2007-1X, Class B1,
1.74%, 11/15/21 (b)	765	681,921
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
0.85%, 7/15/19 (a)(b)	655	585,046
Total Asset-Backed Securities — 3.9%		10,063,594
Common Stocks (c)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	13,117	5,036
Wellman Holdings, Inc.	430	1,397
		6,433
Electrical Equipment — 0.0%
Medis Technologies Ltd.	71,654	788
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	133,089	271,804
Ainsworth Lumber Co. Ltd. (a)	152,951	312,368
Western Forest Products, Inc. (a)	84,448	56,914
		641,086
Software — 0.1%
HMH Holdings/EduMedia	92,606	185,212
Total Common Stocks — 0.3%		833,519
	Par
Corporate Bonds	(000)
Airlines — 0.2%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD 417	427,885
Auto Components — 0.9%
Icahn Enterprises LP, 7.75%, 1/15/16	2,215	2,237,150
Chemicals — 1.2%
CF Industries, Inc., 6.88%, 5/01/18	905	1,026,044
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15	857	856,987
10.00%, 3/31/15	844	780,848
Wellman Holdings, Inc., Subordinate Note (Third Lien),
5.00%, 1/29/19 (d)(e)	487	346,118
		3,009,997

		Par
Corporate Bonds		(000)	Value
Commercial Banks — 1.0%
CIT Group, Inc.:
7.00%, 5/01/14	USD	84	$ 84,069
7.00%, 5/01/15		290	288,550
7.00%, 5/01/16		400	398,000
7.00%, 5/01/17		1,621	1,600,738
7.00%, 5/02/17 (a)		250	246,875
			2,618,232
Commercial Services & Supplies — 0.5%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		951	917,761
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		530	499,525
			1,417,286
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17		360	364,500
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		775	806,000
			1,170,500
Containers & Packaging — 1.2%
Berry Plastics Corp., 8.25%, 11/15/15		1,600	1,648,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		220	239,250
OI European Group BV, 6.88%, 3/31/17	EUR	143	195,148
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17		335	461,979
7.75%, 11/15/19		338	463,688
			3,008,065
Diversified Financial Services — 1.9%
Ally Financial, Inc., 2.53%, 12/01/14 (b)	USD 2,600		2,436,478
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		160	166,800
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (a)		597	610,433
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16	EUR	472	657,687
7.13%, 4/15/19	USD	530	502,175
7.88%, 8/15/19		300	297,000
6.88%, 2/15/21		395	367,350
			5,037,923
Diversified Telecommunication Services — 0.6%
ITC Deltacom, Inc., 10.50%, 4/01/16		430	440,750
Qwest Communications International, Inc.:
8.00%, 10/01/15		600	640,500
Series B, 7.50%, 2/15/14		434	439,425
			1,520,675
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 8.00%, 12/15/18 (a)		370	366,300
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC:
10.88%, 11/15/14		1,175	1,214,656
7.75%, 4/15/18 (a)		210	195,300
			1,409,956
Health Care Providers & Services — 1.7%
HCA, Inc.:
6.50%, 2/15/20		1,170	1,183,162
7.25%, 9/15/20		485	498,338
7.50%, 2/15/22		1,370	1,356,300
Tenet Healthcare Corp.:
9.00%, 5/01/15		160	169,600
8.88%, 7/01/19		1,085	1,150,100
			4,357,500
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 8/20/17 (a)		1,860	2,139,000
Hotels, Restaurants & Leisure — 0.3%
Little Traverse Bay Bands of Odawa Indians,
9.00%, 8/31/20 (a)		373	309,590
MGM Resorts International, 10.38%, 5/15/14		490	537,775
			847,365

See Notes to Financial Statements.

26 ANNUAL REPORT AUGUST 31, 2011

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Household Durables — 0.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17	USD 1,200	$ 1,218,000
IT Services — 0.3%
First Data Corp., 7.38%, 6/15/19 (a)	815	766,100
Independent Power Producers & Energy Traders — 1.4%
Energy Future Holdings Corp., 10.00%, 1/15/20	1,000	1,003,871
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20	2,700	2,723,952
		3,727,823
Industrial Conglomerates — 0.6%
Sequa Corp., 13.50%, 12/01/15 (a)	1,557	1,650,776
Media — 2.8%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	225	232,875
CCH II LLC, 13.50%, 11/30/16	1,050	1,212,750
CSC Holdings, Inc., 8.50%, 4/15/14	420	454,650
Checkout Holding Corp., 10.69%, 11/15/15 (a)(f)	665	392,350
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	401	425,060
Series B, 9.25%, 12/15/17	1,834	1,962,380
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)	615	621,150
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)	2,000	2,040,000
		7,341,215
Metals & Mining — 0.7%
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (a)	840	837,900
Novelis, Inc., 8.38%, 12/15/17	935	965,388
		1,803,288
Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (d)	445	492,838
Oil, Gas & Consumable Fuels — 0.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	435	425,212
6.25%, 6/01/21	665	650,869
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)	275	291,500
		1,367,581
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(d)	1,298	908,544
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)	340	336,600
Verso Paper Holdings LLC, Series B, 4.00%, 8/01/14 (b)	340	278,800
		1,523,944
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)	980	931,000
Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20	170	167,663
Wireless Telecommunication Services — 1.5%
Cricket Communications, Inc., 7.75%, 5/15/16	1,700	1,721,250
Digicel Group Ltd. (a):
9.13%, 1/15/15	278	278,000
8.25%, 9/01/17	315	315,000
iPCS, Inc., 2.38%, 5/01/13 (b)	1,500	1,391,250
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	275	273,281
		3,978,781
Total Corporate Bonds — 21.0%		54,536,843

		Par
Floating Rate Loan Interests (b)		(000)	Value
Aerospace & Defense — 1.6%
DynCorp International LLC, Term Loan B,
6.25%, 7/05/16	USD	939	$ 894,273
SI Organization, Inc., New Term Loan B,
4.50%, 11/22/16		840	756,338
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		1,791	1,719,360
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		931	899,993
			4,269,964
Airlines — 0.9%
Delta Air Lines, Inc., Credit New Term Loan B,
5.50%, 4/20/17		2,400	2,212,008
Auto Components — 2.4%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		3,431	3,216,774
Autoparts Holdings, Ltd., First Lien Term Loan,
6.50%, 7/28/17		1,450	1,421,000
Federal-Mogul Corp.:
Term Loan B, 2.16%, 12/29/14		600	543,461
Term Loan C, 2.15%, 12/28/15		306	277,086
GPX International Tire Corp., Tranche B Term Loan:
8.37%, 3/31/12		549	—
12.00%, 3/31/12		9	—
UCI International, Inc., Term Loan, 5.50%, 7/26/17		746	724,795
			6,183,116
Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 6/01/17		850	829,600
Building Products — 3.1%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		1,172	1,100,274
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		1,791	1,674,585
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16		4,548	4,470,170
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	648	835,248
			8,080,277
Capital Markets — 1.8%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13	USD	515	500,539
HarbourVest Partners, Term Loan (First Lien),
6.25%, 12/14/16		1,812	1,757,659
Nuveen Investments, Inc.:
Extended Term Loan (First Lien),
5.75% – 5.81%, 5/12/17		1,753	1,637,899
Non-Extended Term Loan (First Lien),
3.25%, 11/13/14		897	829,049
			4,725,146
Chemicals — 6.0%
American Rock Salt Holdings LLC, Term Loan B,
5.50%, 4/25/17		1,222	1,171,533
Arizona Chemical Co., LLC, Term Loan, 4.75%, 11/21/16		528	509,266
Ashland, Inc., Term Loan B, 3.75%, 7/30/18		1,200	1,173,216
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,400	1,369,662
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15		1,490	1,390,414
MDI Holdings, LLC (FKA MacDermid, Inc.), Tranche C
Term Loan, 3.54%, 4/11/14	EUR	507	692,624
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	USD 1,197		1,102,234
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term
Loan (First Lien), 3.48% – 3.51%, 7/30/14		1,450	1,325,120
Styron Sarl, Term Loan B, 6.00%, 8/02/17		1,819	1,670,913
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15		2,761	2,730,062
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,687	2,478,968
			15,614,012

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 27

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Commercial Services & Supplies — 3.8%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14	USD	16	$ 15,412
Letter of Credit — 2 Facility, 3.44%, 7/26/16		24	22,000
US Term Loan, 2.12%, 1/27/14		203	191,326
US Term Loan B, 3.50%, 7/26/16		358	334,531
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		652	627,216
Adesa Inc. (KAR Holdings, Inc.), Term Loan B,
5.00%, 5/19/17		2,600	2,470,000
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15		1,627	1,582,926
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,875	1,862,495
Synagro Technologies, Inc., Term Loan (First Lien),
2.21% – 2.23%, 4/02/14		1,520	1,319,596
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 9/16/16		993	949,495
West Corp.:
Term Loan 4.50%, 7/15/16		294	278,909
Term Loan B, 4.50%, 7/15/16		152	144,453
			9,798,359
Communications Equipment — 1.7%
Avaya, Inc. Term Loan B:
3.06%, 10/24/14		1,016	904,079
4.81%, 10/26/17		1,917	1,651,361
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		1,995	1,915,200
			4,470,640
Construction & Engineering — 1.0%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18		865	821,750
Safway Services, LLC, First Out Tranche Loan,
9.00%, 12/16/17		1,700	1,700,000
			2,521,750
Consumer Finance — 1.9%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17		5,350	4,955,437
Containers & Packaging — 0.9%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16		265	261,296
Berry Plastics Holding Corp., Term Loan C,
2.21%, 4/03/15		277	246,310
Graham Packaging Co., LP:
Term Loan C, 6.75%, 4/04/14		623	616,269
Term Loan D, 6.00%, 9/23/16		1,092	1,080,833
			2,204,708
Diversified Consumer Services — 3.0%
Coinmach Service Corp., Term Loan,
3.22% – 3.30%, 11/20/14		2,478	2,155,925
Laureate Education, Inc., Extended Term Loan,
5.25%, 8/15/18		3,784	3,342,154
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		2,182	2,016,048
Delayed Draw Term Loan, 2.72%, 7/24/14		217	200,769
			7,714,896
Diversified Financial Services — 0.5%
Reynolds Group Holdings, Inc., Term Loan E,
6.50%, 2/09/18		1,426	1,360,453
Diversified Telecommunication Services — 4.3%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 11/01/15 (d)		1,350	1,348,312
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15		1,609	1,514,236

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc.:
Incremental Tranche A Term Loan,
2.49% – 2.50%, 3/13/14	USD 2,525		$ 2,333,100
Term Loan B, 11.50%, 3/13/14		1,150	1,195,046
Term Loan B2, 2.49%, 9/03/18		3,450	3,251,625
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,497	1,440,513
			11,082,832
Electronic Equipment, Instruments & Components — 2.2%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18		1,475	1,365,599
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		1,037	941,081
Non-Extended Term Loan, 3.71%, 10/10/14		1,372	1,290,059
Flextronics International Ltd., Delayed Draw:
Term Loan A-2, 2.47%, 10/01/14		45	42,780
Term Loan A-3, 2.44%, 10/01/14		39	36,669
Sensata Technologies Finance Company, LLC, New Term
Loan, 4.00%, 5/11/18		2,100	2,018,625
			5,694,813
Energy Equipment & Services — 2.5%
CCS Corp., Tranche B Term Loan, 3.25%, 11/14/14		1,617	1,434,526
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		689	665,457
Gas Co. Term Loan, 9.25%, 8/04/16		1,261	1,238,933
MEG Energy Corp., Tranche D Term Loan,
4.00%, 3/16/18		3,350	3,203,437
			6,542,353
Food & Staples Retailing — 2.0%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.61%, 7/09/15	GBP 1,825		2,547,088
Bolthouse Farms, Inc., Term Loan (First Lien),
5.50% – 5.75%, 2/11/16	USD	508	494,666
US Foodservice, Inc.:
New Term Loan B, 5.75%, 3/31/17		698	649,373
Term Loan B, 2.71% – 2.72%, 7/03/14		1,772	1,586,191
			5,277,318
Food Products — 4.2%
Advance Pierre Foods, Term Loan (Second Lien):
7.00%, 9/30/16		1,956	1,890,793
11.25%, 9/29/17		1,100	1,078,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		5,115	4,820,887
Michaels Foods Group, Inc. (FKA M-Foods
Holdings, Inc.), Term Loan B, 4.25%, 2/23/18		292	278,800
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		1,213	1,195,380
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		558	537,595
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		1,037	998,390
			10,799,845
Health Care Equipment & Supplies — 2.1%
Biomet, Inc., Dollar Term Loan, 3.22% – 3.25%, 3/25/15		685	650,065
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,300	1,255,800
DJO Finance LLC (FKA ReAble Therapeutics
Finance LLC), Term Loan, 3.22%, 5/20/14		986	919,784
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		1,639	1,511,389
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,080	1,041,530
			5,378,568
Health Care Providers & Services — 5.5%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		82	76,115
Extended Term Loan B, 3.72% – 3.82%, 1/25/17		175	159,906
Non Extended Term Loan, 2.47% – 2.57%, 7/25/14		1,584	1,468,477
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		1,294	1,220,197
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		1,692	1,640,755
Emergency Medical Services, Term Loan B,
5.25% – 6.00%, 5/25/18		1,910	1,766,750

See Notes to Financial Statements.

28 ANNUAL REPORT AUGUST 31, 2011

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Providers & Services (concluded)
HCA, Inc.:
Tranche B-1 Term Loan, 3.50%, 5/01/18	USD	636	$ 596,813
Tranche B-2 Term Loan, 3.50%, 3/31/17		787	741,040
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		1,130	1,107,195
Tranche A Term Loan, 8.50%, 3/02/15		692	678,253
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		800	752,000
Term Loan B, 6.50%, 8/04/16		1,796	1,693,955
Medpace, Inc., Term Loan, 6.50%, 6/22/17		1,250	1,187,500
Renal Advantage Holdings, Inc., Tranche B Term Loan,
5.75%, 12/16/16		1,194	1,169,129
			14,258,085
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan,
4.50%, 8/25/17		1,207	1,157,545
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		779	737,599
			1,895,144
Hotels, Restaurants & Leisure — 7.6%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		1,546	1,484,280
Caesars Entertainment Operating Co., Inc.:
Term Loan B-1, 3.30%, 1/28/15		192	165,550
Term Loan B-2, 3.22% – 3.25%, 1/28/15		315	271,391
Term Loan B-3, 3.25%, 1/28/15		5,795	4,988,965
Term Loan B-4, 9.50%, 10/31/16		572	570,906
Dunkin’ Brands, Inc., New Term Loan B,
4.00%, 11/23/17		2,198	2,111,197
Golden Living, Term Loan, 5.00%, 5/04/18		1,775	1,575,313
Las Vegas Sands LLC:
Delayed Draw Term Loan, 1.72%, 5/23/14		202	187,430
Term Loan B, 1.72%, 5/23/14		798	743,467
Penn National Gaming, Inc., Term Loan B,
3.75%, 7/16/18		350	340,375
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,764	1,701,825
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 5.25%, 6/30/16		1,585	1,545,312
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		809	802,497
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		587	581,064
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		926	915,690
Term B Funded Project Loan, 4.73%, 5/27/13		1,765	1,743,372
			19,728,634
Household Durables — 0.0%
Visant Corp. (FKA Jostens), Tranche B Term Loan,
5.25%, 12/22/16		48	43,612
IT Services — 4.5%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		1,241	1,060,911
First Data Corp.:
Initial Tranche B-1 Term Loan, 2.97%, 9/24/14		250	219,854
Initial Tranche B-2 Term Loan, 4.22%, 3/23/18		6,476	5,421,774
Initial Tranche B-3 Term Loan, 2.97%, 9/24/14		115	100,737
InfoGROUP, Inc., Term Loan, 5.75%, 5/22/18		709	650,567
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		1,106	1,046,111
TransUnion LLC, Replacement Term Loan,
4.75%, 2/12/18		3,227	3,060,724
			11,560,678
Independent Power Producers & Energy Traders — 3.7%
The AES Corp., Term Loan B, 4.25%, 6/01/18		1,995	1,916,197
Calpine Corp., Term Loan B, 4.50%, 4/02/18		3,789	3,492,888
Texas Competitive Electric Holdings Co., LLC (TXU),
Extended Term Loan, 4.71% – 4.77%, 10/10/17		5,748	4,219,357
			9,628,442

		Par
Floating Rate Loan Interests (b)		(000)	Value
Industrial Conglomerates — 1.2%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14	USD 3,318		$ 3,099,331
Insurance — 0.8%
CNO Financial Group, Inc., Term Loan, 6.25%, 9/30/16		1,997	1,951,863
Machinery — 1.8%
Navistar Financial Corp., Term Loan B, 4.50%, 12/16/12		819	796,234
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	135	188,110
Term Loan B, 5.50%, 4/28/17	USD 1,000		980,000
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		2,732	2,629,888
			4,594,232
Marine — 0.3%
Horizon Lines, LLC:
Revolving Loan, 0.50% – 6.30%, 8/08/12		569	554,874
Term Loan, 6.25%, 8/08/12		239	231,853
			786,727
Media — 17.7%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,700	1,638,375
Acosta, Inc., Term Loan, 4.75%, 3/01/18		1,995	1,881,544
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 7/16/15		1,604	1,444,384
Atlantic Broadband Finance, LLC, Term Loan B,
4.00%, 3/08/16		1,014	959,265
Bresnan Telecommunications Co. LLC, Term Loan B,
4.50%, 12/14/17		2,910	2,777,342
Catalina Marketing Corp., Term Loan B, 2.97%, 10/01/14		235	214,908
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		2,292	1,894,749
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		767	732,481
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		28	28,085
Term Loan C, 3.50%, 9/06/16		2,685	2,556,372
Clarke American Corp., Term Facility B,
2.72% – 2.75%, 6/30/14		881	731,616
Clear Channel Communications, Inc., Term Loan B,
3.87%, 1/28/16		2,180	1,631,599
Cumulus Media, Inc., Term Loan, 5.75%, 8/30/18		1,400	1,310,750
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		463	453,632
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		1,222	1,117,539
HMH Publishing Co., Ltd., Tranche A Term Loan,
6.21%, 6/12/14		1,453	1,167,581
Hubbard Broadcasting, Term Loan B (Second Lien),
5.25%, 4/28/17		1,000	951,670
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		6,484	6,208,191
Interactive Data Corp., New Term Loan B,
4.50%, 2/12/18		2,918	2,759,053
Knology, Inc., Term Loan B, 4.00%, 8/18/17		619	585,989
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.20%, 3/06/15	EUR	304	338,575
Facility C1, 4.45%, 3/04/16		304	340,757
Mediacom Illinois, LLC (FKA Mediacom
Communications, LLC), Tranche D Term Loan,
5.50%, 3/31/17	USD	445	425,420
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,500	2,581,250
Nielsen Finance LLC, Class B Dollar Term Loan,
3.96%, 5/02/16		1,391	1,307,162
Sinclair Television Group, Inc., New Tranche B Term Loan,
4.00%, 10/28/16		846	833,332
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.51%, 6/01/12		1,882	1,810,150
UPC Broadband Holding B.V., Term U,
5.44%, 12/31/17	EUR 2,231		2,996,020
Univision Communications, Inc., Extended First Lien
Term Loan, 4.47%, 3/31/17	USD 1,768		1,520,883

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 29

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18	USD	439	$ 421,072
Weather Channel, Term Loan B, 4.25%, 2/13/17		2,274	2,190,372
			45,810,118
Metals & Mining — 2.8%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		2,850	2,692,224
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		950	902,500
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		3,907	3,731,233
			7,325,957
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.),
Term B Advance (First Lien), 2.75%, 11/01/13		379	359,054
Multiline Retail — 0.6%
Dollar General Corp., Tranche B-2 Term Loan,
2.96% – 2.97%, 7/07/14		616	597,567
Hema Holding BV:
Facility B, 3.43%, 7/06/15	EUR	399	532,788
Facility C, 4.18%, 7/05/16		399	535,652
			1,666,007
Oil, Gas & Consumable Fuels — 2.1%
EquiPower Resources Holdings, LLC, Term Loan B,
5.75%, 1/26/18	USD 1,646		1,577,983
Gibson Energy, Term Loan B, 5.75%, 6/14/18		1,800	1,701,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		2,234	2,211,832
			5,490,815
Paper & Forest Products — 1.2%
Georgia-Pacific LLC, Term Loan B, 2.32%, 12/21/12		1,122	1,114,076
Verso Paper Finance Holdings LLC, Term Loan,
6.51% – 7.26%, 2/01/13		2,268	1,950,152
			3,064,228
Pharmaceuticals — 2.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		2,189	1,974,478
Endo Pharmaceuticals Holdings, Inc., Term Loan B,
4.00%, 6/18/18		1,300	1,271,569
Quinteles Transnational Corp., Term Loan,
5.00%, 6/08/18		1,360	1,261,400
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		1,000	970,000
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		638	611,670
Term Loan B-2, 4.25%, 3/15/18		319	306,234
			6,395,351
Professional Services — 1.0%
Booz Allen Hamilton, Inc., Tranche B Term Loan,
4.00%, 8/03/17		1,148	1,123,102
Fifth Third Processing Solutions, LLC, Term Loan B
(First Lien), 4.50%, 11/03/16		1,493	1,437,481
			2,560,583
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan (Second Lien),
5.00%, 6/28/13		2,195	2,132,991
Real Estate Management & Development — 1.8%
Mattamy Funding Partnership, Term Loan,
2.56%, 4/11/13		405	380,382
Realogy Corp.:
Delayed Draw Term Loan, 3.30%, 10/10/13		1,603	1,414,570
Extended Synthetic Letter of Credit,
4.44%, 10/10/13		66	58,245
Extended Term Loan B, 4.52%, 10/10/16		2,736	2,252,165
Term Loan, 3.27%, 10/10/13		524	462,430
			4,567,792

		Par
Floating Rate Loan Interests (b)		(000)	Value
Road & Rail — 0.3%
The Hertz Corp., Term Loan B, 3.75%, 3/09/18	USD	798	$ 756,105
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc., Extended Term Loan B,
4.44%, 12/01/16		851	773,508
Microsemi Corp., Term Loan B, 4.00%, 11/02/17		1,095	1,044,339
			1,817,847
Software — 0.6%
Rovi Corp., Tranche B Term Loan, 4.00%, 2/07/18		998	959,266
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		682	648,348
			1,607,614
Specialty Retail — 4.8%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,700	1,613,725
Burlington Coat Factory Warehouse Corp., Term Loan B,
6.25%, 2/23/17		938	884,183
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		2,400	2,265,000
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18		823	732,933
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		663	616,357
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		736	695,392
Term Loan B-2, 4.75%, 7/31/16		1,470	1,383,000
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17		2,351	2,210,175
Toys ‘R’ Us Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		1,743	1,633,435
Term Loan B, 5.25%, 5/25/18		399	370,404
			12,404,604
Wireless Telecommunication Services — 1.5%
MetroPCS Wireless, Inc.:
Term Loan B, 4.00%, 3/16/18		498	466,100
Tranche B-2 Term Loan, 4.07%, 11/04/16		981	917,626
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		1,873	1,882,436
Term Loan B, 6.25%, 7/11/16 (d)		700	703,500
			3,969,662
Total Floating Rate Loan Interests — 110.8%			287,191,571
		Beneficial
		Interest
Other Interests (g)		(000)
Auto Components — 0.8%
Delphi Debtor-in-Possession Holding Co. LLP, Class B
Membership Interests		—(h)	1,975,725
Diversified Financial Services — 0.3%
FRA JGW SPV, LLC (J.G. Wentworth LLC Preferred Equity
Interests) (c)(i)		—(h)	742,860
Total Other Interests — 1.1%			2,718,585
Warrants (j)		Shares
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		11,690	—
Total Warrants — 0.0%			—
Total Long-Term Investments
(Cost — $377,495,034) — 137.1%			355,344,112

See Notes to Financial Statements.

30 ANNUAL REPORT AUGUST 31, 2011

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.07% (k)(l)	5,396,667	$ 5,396,667
Total Short-Term Securities
(Cost — $5,396,667) — 2.1%		5,396,667
Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, Expires 12/21/19,
Broker Goldman Sachs Bank USA	20	—
Total Options Purchased (Cost — $19,556) — 0.0%		—
Total Investments (Cost — $382,911,257*) — 139.2%		360,740,779
Liabilities in Excess of Other Assets — (39.2)%		(101,536,195)
Net Assets — 100.0%		$259,204,584

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 381,527,716
Gross unrealized appreciation	$ 3,933,687
Gross unrealized depreciation	(24,720,624)
Net unrealized depreciation	$ (20,786,937)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e) Convertible security.
(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h) Amount is less than $500.
(i) The investment is held as a wholly owned subsidiary of the Fund.
(j) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(k) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2010	Activity	August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class 788,199		4,608,468	5,396,667	$ 4,978

(l) Represents the current yield as of report date.

• Foreign currency exchange contracts as of August 31, 2011 were as follows:

					Unrealized
Currency			Currency		Settlement Appreciation
Purchased			Sold	Counterparty	Date (Depreciation)
USD	2,607,727	CAD	2,578,500	Citibank NA	10/07/11	$ (23,074)
CAD	2,360,000	USD 2,400,701		Citibank NA	10/07/11	7,168
USD	7,319,092	EUR	5,105,500	Citibank NA	10/26/11	(10,147)
USD	468,850	EUR	325,000	UBS AG	10/26/11	2,294
EUR	210,700	USD	301,850	Citibank NA	10/26/11	623
USD	1,071,692	EUR	749,000	Morgan Stanley
				Capital	10/26/11	(3,541)
USD	199,291	EUR	140,000	Citibank NA	10/26/11	(1,688)
EUR	370,000	USD	526,605 Deutsche Bank AG		10/26/11	4,551
USD	1,958,186	GBP	1,225,500	Royal Bank
				of Scotland Plc	10/07/11	(30,394)
USD	418,552	GBP	260,000	Citibank NA	10/07/11	(3,342)
Total					$ (57,550)

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 31

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
Schedule of Investments (concluded)

The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$ 2,735,224	$ 7,328,370 $ 10,063,594
Common Stocks .	$ 329,506	312,368	191,645	833,519
Corporate Bonds.	—	52,243,299	2,293,544	54,536,843
Floating Rate
Loan Interests	— 264,113,096		23,078,475	287,191,571
Other
Interests	—	1,975,725	742,860	2,718,585
Short-Term
Securities	5,396,667	—	—	5,396,667
Liabilities:
Unfunded Loan
Commitments	—	(77,372)	—	(77,372)
Total	$ 5,726,173 $321,302,340 $ 33,634,894 $360,663,407

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$ 14,636	—	$ 14,636
Liabilities:
Foreign currency
exchange
contracts	—	(72,186)	—	(72,186)
Total	—	$ (57,550)	—	$ (57,550)
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation of the instruments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate	Other	Unfunded Loan
	Securities	Stocks	Bonds	Loan Interests Interests		Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	—	$ 472,121	$ 1,318,391	$39,854,006	$ 684,050	$ (69,105)	$42,259,463
Accrued discounts/premiums	$ 66,369	—	70,543	135,670	—	—	272,582
Net realized gain (loss)	—	(20,440)	11,643	(671,343)	—	—	(680,140)
Net change in unrealized appreciation/
depreciation[2]	(426,551)	(205,479)	605,021	690,209	49,831	42,838	755,869
Purchases	7,688,552	—	446,652	16,038,101	8,979	—	24,182,284
Sales	—	(54,557)	(158,706)	(27,386,658)	—	—	(27,599,921)
Transfers in3	—	—	—	2,922,650	—	26,267	2,948,917
Transfers out[3]	—	—	—	(8,504,160)	—	—	(8,504,160)
Balance, as of August 31, 2011	$ 7,328,370	$ 191,645	$ 2,293,544	$23,078,475	$ 742,860	—	$33,634,894

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(546,270).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

32 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
Asset-Backed Securities — 6.3%
321 Henderson Receivables I LLC, Series 2010-3A,
Class A, 3.82%, 12/15/48 (a)	USD 4,872	$ 4,862,842
ARES CLO Funds, Series 2005-10A, Class B,
0.64%, 9/18/17 (a)(b)	1,500	1,336,605
Ballyrock CDO Ltd., Series 2006-1A, Class B,
0.67%, 8/28/19 (a)(b)	1,500	1,177,500
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 750		713,925
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.73%, 6/19/21 (a)(b)	1,735	1,392,077
Capital One Multi-Asset Execution Trust, Series 4-3C,
6.63%, 4/19/17 (b)	GBP 2,650	4,514,966
Conseco Financial Corp., Series 1995-5, Class M1,
7.65%, 9/15/26 (b)	USD 1,291	1,334,755
Countrywide Asset-Backed Certificates (b):
Series 2007-6, Class 2A1, 0.32%, 9/25/37	148	144,303
Series 2007-7, Class 2A2, 0.38%, 10/25/47	3,230	2,544,387
Series 2007-10, Class 2A1, 0.27%, 6/25/47	1,857	1,771,234
Series 2007-12, Class 2A1, 0.57%, 8/25/47	2,186	2,016,640
GSAA Trust, Series 2007-3, Class 1A2,
0.39%, 3/25/47 (b)	3,333	1,436,561
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.61%, 10/27/20 (b)	1,330	994,175
Portola CLO Ltd., Series 2007-1X, Class B1,
1.74%, 11/15/21 (b)	1,770	1,577,778
SLC Student Loan Trust, Series 2006-A, Class A4,
0.37%, 1/15/19 (b)	1,670	1,633,988
Santander Consumer Acquired Receivables Trust,
Series 2011-S1A, Class D, 3.15%, 8/15/16 (a)	3,251	3,231,396
Santander Drive Auto Receivables Trust (a):
Series 2011-S1A, Class D, 3.10%, 5/15/17	1,827	1,819,788
Series 2011-S2A, Class B, 2.06%, 6/15/17	958	953,319
Series 2011-S2A, Class C, 2.86%, 6/15/17	993	988,224
Spirit Issuer Plc, Series A2, 1.91%, 12/28/31 (b)	GBP 1,800	2,395,991
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
0.85%, 7/15/19 (a)(b)	USD 1,515	1,353,198
		38,193,652
Interest Only Asset-Backed Securities — 0.3%
Sterling Bank Trust, Series 2004-2, Class Note,
2.08%, 3/30/30 (a)	12,801	1,004,092
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29	11,451	908,892
		1,912,984
Total Asset-Backed Securities — 6.6%		40,106,636
Common Stocks (c)	Shares
Construction & Engineering — 0.0%
USI United Subcontractors	6,116	48,925
Diversified Financial Services — 0.4%
Kcad Holdings I Ltd.	250,932,005	2,832,270
Hotels, Restaurants & Leisure — 0.1%
BLB Worldwide Holdings, Inc.	51,947	515,158
Metals & Mining — 0.0%
Euramax International	234	65,436
Software — 0.1%
Bankruptcy Management Solutions, Inc.	880	4
HMH Holdings/EduMedia	238,664	477,328
		477,332
Total Common Stocks — 0.6%		3,939,121

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17	USD 1,966	$ 2,032,589
Airlines — 1.5%
American Airlines, Inc., 10.50%, 10/15/12	2,890	2,980,312
Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	1,350	1,316,250
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16 (d)	1,005	1,029,776
US Airways Pass-Through Trust, 10.88%, 10/22/14	1,625	1,584,375
United Air Lines, Inc., 12.75%, 7/15/12 (d)	2,455	2,565,684
		9,476,397
Auto Components — 0.4%
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (a)	240	223,200
Delphi Corp., 6.13%, 5/15/21 (a)(d)	780	752,700
Titan International, Inc., 7.88%, 10/01/17	1,330	1,396,500
		2,372,400
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR 585	810,941
Building Products — 0.7%
Building Materials Corp. of America (a)(d):
7.00%, 2/15/20	USD 1,345	1,345,000
6.75%, 5/01/21	1,120	1,072,400
Momentive Performance Materials, Inc., 9.00%, 1/15/21	1,890	1,615,950
		4,033,350
Capital Markets — 0.9%
American Capital Ltd., 7.96%, 12/31/13 (d)(e)	1,675	1,663,241
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)	2,035	2,340,250
4.22%, 8/31/19 (a)(g)(h)	249	297,555
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (a)(d)	1,284	1,329,006
		5,630,052
Chemicals — 1.6%
American Pacific Corp., 9.00%, 2/01/15	1,100	1,080,750
Celanese US Holdings LLC, 5.88%, 6/15/21 (d)	805	807,012
Hexion US Finance Corp., 9.00%, 11/15/20	735	641,288
Kinove German Bondco GmbH, 9.63%, 6/15/18 (a)	1,000	960,000
Nova Chemicals Corp., 8.38%, 11/01/16 (d)	5,500	5,905,625
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)	418	413,820
		9,808,495
Commercial Banks — 1.8%
CIT Group, Inc., 5.25%, 4/01/14 (a)(d)	5,500	5,321,250
Regions Financial Corp. (d):
6.38%, 5/15/12	4,590	4,590,000
4.88%, 4/26/13	1,355	1,314,350
		11,225,600
Commercial Services & Supplies — 0.8%
ACCO Brands Corp., 10.63%, 3/15/15 (d)	1,425	1,558,594
ARAMARK Corp., 8.50%, 2/01/15	1,195	1,233,837
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)	1,240	1,168,700
Mobile Mini, Inc., 7.88%, 12/01/20	915	889,838
West Corp., 8.63%, 10/01/18	165	160,875
		5,011,844
Communications Equipment — 0.5%
Avaya, Inc.:
9.75%, 11/01/15	510	433,500
10.13%, 11/01/15 (f)	1,480	1,278,350
7.00%, 4/01/19 (a)	400	360,000
EH Holding Corp., 6.50%, 6/15/19 (a)	850	850,000
		2,921,850

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 33

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)(d)	USD	910	$ 919,100
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (b)(d)		565	565,011
7.80%, 6/01/12 (d)		1,665	1,714,987
7.00%, 4/15/15		400	427,000
6.63%, 8/15/17 (d)		1,066	1,115,990
Hyundai Capital America, 3.75%, 4/06/16 (a)(d)		1,285	1,325,458
			6,067,546
Containers & Packaging — 1.0%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	695	935,970
Berry Plastics Corp., 8.25%, 11/15/15 (d)	USD 2,400		2,472,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		510	554,625
Pregis Corp., 12.38%, 10/15/13		695	639,400
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	570	786,054
7.75%, 11/15/19		726	995,969
			6,384,018
Diversified Financial Services — 4.3%
Ally Financial, Inc.:
8.30%, 2/12/15 (d)	USD 2,460		2,583,000
7.50%, 9/15/20 (d)		1,630	1,601,475
8.00%, 11/01/31		3,670	3,568,119
Bank of America Corp., 4.50%, 4/01/15 (d)		709	715,893
Citigroup, Inc., 4.75%, 5/19/15 (d)		3,000	3,128,709
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)(d)		750	773,687
JPMorgan Chase & Co., 3.40%, 6/24/15 (d)		6,000	6,182,778
Reynolds Group DL Escrow, Inc., 8.75%, 10/15/16 (d)		2,125	2,172,812
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16	EUR	340	473,758
7.13%, 4/15/19 (d)	USD 1,990		1,885,525
7.88%, 8/15/19		865	856,350
6.88%, 2/15/21 (d)		1,475	1,371,750
8.25%, 2/15/21		870	732,975
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		280	285,600
			26,332,431
Diversified Telecommunication Services — 2.8%
ITC Deltacom, Inc., 10.50%, 4/01/16		1,350	1,383,750
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		2,393	2,273,350
Level 3 Financing, Inc.:
4.20%, 2/15/15 (b)		1,725	1,500,750
8.75%, 2/15/17		1,175	1,151,500
Qwest Communications International, Inc. (d):
7.50%, 2/15/14		610	617,625
8.00%, 10/01/15		2,500	2,668,750
Series B, 7.50%, 2/15/14		3,470	3,513,375
Qwest Corp., 8.38%, 5/01/16 (d)		2,590	2,952,600
TW Telecom Holdings, Inc., 8.00%, 3/01/18		470	484,100
Windstream Corp., 8.13%, 8/01/13		590	626,875
			17,172,675
Electronic Equipment, Instruments & Components — 1.4%
Agilent Technologies, Inc., 4.45%, 9/14/12 (d)		7,325	7,561,971
CDW LLC, 8.00%, 12/15/18 (a)		870	861,300
			8,423,271
Energy Equipment & Services — 0.6%
Compagnie Generale de Geophysique — Veritas,
7.75%, 5/15/17		330	331,650
Frac Tech Services LLC, 7.13%, 11/15/18 (a)(d)		1,690	1,749,150
Key Energy Services, Inc., 6.75%, 3/01/21 (d)		1,040	1,019,200
Oil States International, Inc., 6.50%, 6/01/19 (a)		465	465,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		260	255,450
			3,820,450

	Par
Corporate Bonds	(000)	Value
Food Products — 0.2%
Del Monte Foods Co., 7.63%, 2/15/19 (a)	USD 1,300	$ 1,290,250
JBS USA LLC, 7.25%, 6/01/21 (a)	210	190,837
		1,481,087
Gas Utilities — 0.5%
Florida Gas Transmission Co. LLC,
4.00%, 7/15/15 (a)(d)	2,000	2,139,788
Targa Resources Partners LP, 6.88%, 2/01/21 (a)(d)	690	683,100
		2,822,888
Health Care Equipment & Supplies — 1.2%
CareFusion Corp., 5.13%, 8/01/14 (d)	3,000	3,300,993
DJO Finance LLC:
10.88%, 11/15/14 (d)	2,625	2,713,594
7.75%, 4/15/18 (a)	540	502,200
Teleflex, Inc., 6.88%, 6/01/19	675	669,937
		7,186,724
Health Care Providers & Services — 2.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	645	641,775
HCA, Inc.:
6.50%, 2/15/20	2,845	2,877,006
7.25%, 9/15/20 (d)	1,575	1,618,313
Tenet Healthcare Corp. (d):
9.00%, 5/01/15	752	797,120
10.00%, 5/01/18	6,742	7,416,200
		13,350,414
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 8/20/17 (a)(d)	4,300	4,945,000
Hotels, Restaurants & Leisure — 2.9%
Enterprise Inns Plc:
6.50%, 12/06/18	GBP 2,232	2,753,637
6.88%, 2/15/21	2,070	2,536,975
MGM Resorts International, 10.38%, 5/15/14	USD 1,135	1,245,662
Punch Taverns Finance B, Ltd., Series A7,
4.77%, 6/30/33	GBP 1,313	1,695,086
Spirit Issuer Plc (b):
1.05%, 12/28/28	3,325	3,886,181
5.47%, 12/28/34	4,500	5,624,735
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (c)(i)	USD 375	37
		17,742,313
Household Durables — 1.0%
Beazer Homes USA, Inc.:
12.00%, 10/15/17	3,800	3,857,000
9.13%, 6/15/18	100	69,375
Berkline/Benchcraft, LLC, 4.50%, 11/03/12 (c)(i)	200	—
Standard Pacific Corp.:
8.38%, 5/15/18	490	429,975
8.38%, 1/15/21	1,720	1,479,200
		5,835,550
IT Services — 0.8%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)	1,650	1,518,000
First Data Corp. (a):
7.38%, 6/15/19	2,010	1,889,400
12.63%, 1/15/21	1,413	1,335,285
		4,742,685
Independent Power Producers & Energy Traders — 2.1%
The AES Corp.:
7.75%, 10/15/15 (d)	2,440	2,562,000
9.75%, 4/15/16	710	784,550
7.38%, 7/01/21 (a)	580	585,800
Calpine Corp., 7.50%, 2/15/21 (a)	1,020	1,030,200
Energy Future Holdings Corp., 10.00%, 1/15/20 (d)	3,870	3,884,981
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20	2,720	2,744,129
NRG Energy, Inc., 7.63%, 1/15/18 (a)	965	955,350
		12,547,010

See Notes to Financial Statements.

34 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Industrial Conglomerates — 1.5%
Sequa Corp. (a):
11.75%, 12/01/15	USD 2,950	$ 3,068,000
13.50%, 12/01/15	5,870	6,222,199
		9,290,199
Insurance — 1.2%
Allied World Assurance Co. Holdings, Ltd.,
7.50%, 8/01/16 (d)	3,000	3,459,786
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)	2,353	2,447,120
Genworth Financial, Inc., 7.63%, 9/24/21 (d)	990	878,654
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	595	571,200
		7,356,760
Machinery — 0.3%
AGY Holding Corp., 11.00%, 11/15/14	1,500	1,314,375
Navistar International Corp., 8.25%, 11/01/21 (d)	400	414,000
		1,728,375
Media — 5.7%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	525	543,375
CCH II LLC, 13.50%, 11/30/16 (d)	4,106	4,742,474
CCO Holdings LLC (d):
7.25%, 10/30/17	720	742,500
7.88%, 4/30/18	1,525	1,586,000
CMP Susquehanna Corp., 3.52%, 5/15/14	194	184,300
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15 (a)	1,480	1,139,600
Checkout Holding Corp., 10.97%, 11/15/15 (a)(g)	1,570	926,300
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	933	988,980
Series B, 9.25%, 12/15/17 (d)	5,272	5,641,040
DIRECTV Holdings LLC, 3.13%, 2/15/16 (d)	3,000	3,090,705
DISH DBS Corp.:
7.00%, 10/01/13 (d)	1,450	1,520,687
7.13%, 2/01/16	200	204,000
6.75%, 6/01/21 (a)	660	664,950
Intelsat Luxemburg S.A.:
11.25%, 2/04/17	300	291,000
11.50%, 2/04/17 (f)	180	174,825
Interactive Data Corp., 10.25%, 8/01/18	2,460	2,607,600
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)	1,440	1,418,400
NAI Entertainment Holdings LLC,
8.25%, 12/15/17 (a)(d)	1,445	1,459,450
Nielsen Finance LLC, 7.75%, 10/15/18	1,400	1,445,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(h)(i)	3,454	1,727
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)(d)	4,090	4,171,800
Virgin Media Secured Finance Plc, 6.50%, 1/15/18 (d)	1,000	1,065,000
		34,610,213
Metals & Mining — 2.1%
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (a)	2,895	2,887,763
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/01/17 (d)	3,000	3,236,250
JMC Steel Group, 8.25%, 3/15/18 (a)	470	459,425
New World Resources NV, 7.88%, 5/01/18	EUR 995	1,364,999
Novelis, Inc., 8.75%, 12/15/20 (d)	USD 4,125	4,341,563
Vulcan Materials Co., 7.50%, 6/15/21	535	526,928
		12,816,928
Multiline Retail — 0.4%
Dollar General Corp., 11.88%, 7/15/17 (d)(f)	2,458	2,722,235
Oil, Gas & Consumable Fuels — 6.1%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	385	376,338
6.25%, 6/01/21	650	636,187
Anadarko Petroleum Corp., 5.95%, 9/15/16 (d)	3,000	3,372,267

	Par
Corporate Bonds	(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Arch Coal, Inc. (a):
7.00%, 6/15/19	USD 305	$ 300,425
7.25%, 6/15/21	990	975,150
BP Capital Markets Plc, 5.25%, 11/07/13 (d)	6,000	6,490,986
Berry Petroleum Co., 8.25%, 11/01/16 (d)	550	567,875
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)(d)	634	672,040
Consol Energy, Inc., 8.25%, 4/01/20 (d)	2,150	2,311,250
Crosstex Energy LP, 8.88%, 2/15/18	135	139,725
Denbury Resources, Inc. (d):
8.25%, 2/15/20	971	1,023,191
6.38%, 8/15/21	810	793,800
El Paso Corp., 7.00%, 6/15/17 (d)	2,265	2,517,131
Forest Oil Corp., 8.50%, 2/15/14	255	272,850
Linn Energy LLC:
8.63%, 4/15/20	1,000	1,070,000
7.75%, 2/01/21 (a)	1,470	1,499,400
Niska Gas Storage US LLC, 8.88%, 3/15/18	950	959,500
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)	4,340	4,350,850
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)	475	465,500
Petrohawk Energy Corp.:
10.50%, 8/01/14	840	949,200
7.88%, 6/01/15	1,130	1,220,400
7.25%, 8/15/18	740	863,025
6.25%, 6/01/19 (a)	1,300	1,511,250
Plains Exploration & Production Co., 7.75%, 6/15/15	750	772,500
Range Resources Corp., 5.75%, 6/01/21 (d)	1,735	1,743,675
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)	1,160	1,131,000
		36,985,515
Paper & Forest Products — 0.6%
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)	395	391,050
NewPage Corp., 11.38%, 12/31/14 (c)(d)(i)	3,445	3,031,600
		3,422,650
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)(d)	2,310	2,194,500
Professional Services — 0.2%
FTI Consulting, Inc.:
7.75%, 10/01/16	350	356,125
6.75%, 10/01/20	810	798,862
		1,154,987
Real Estate Investment Trusts (REITs) — 0.4%
FelCor Lodging LP, 6.75%, 6/01/19 (a)	1,610	1,513,400
Ventas Realty LP/Ventas Capital Corp.,
4.75%, 6/01/21 (d)	1,300	1,253,695
		2,767,095
Real Estate Management & Development — 1.7%
Realogy Corp.:
11.50%, 4/15/17	1,850	1,470,750
12.00%, 4/15/17	225	180,000
7.88%, 2/15/19 (a)	3,140	2,606,200
Shea Homes LP, 8.63%, 5/15/19 (a)	855	722,475
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21	GBP 1,700	2,083,506
Series A4, 5.66%, 6/30/27	509	526,741
Series M, 7.40%, 3/28/24	2,750	2,901,649
		10,491,321
Road & Rail — 1.4%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)(d)	USD 3,400	3,461,169
Avis Budget Car Rental LLC, 8.25%, 1/15/19	375	362,813
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)	530	527,350
The Hertz Corp. (a):
7.50%, 10/15/18	635	622,300
6.75%, 4/15/19	1,030	960,475
7.38%, 1/15/21	2,585	2,468,675
		8,402,782

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 35

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Semiconductors & Semiconductor Equipment — 0.5%
National Semiconductor Corp., 6.15%, 6/15/12 (d)	USD 3,000	$ 3,096,435
Specialty Retail — 0.5%
Best Buy Co., Inc., 3.75%, 3/15/16	3,000	3,024,480
Tobacco — 0.5%
Reynolds American, Inc., 7.63%, 6/01/16 (d)	2,500	3,012,545
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)	498	468,120
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc.:
10.00%, 7/15/15	110	113,712
7.75%, 5/15/16 (d)	2,250	2,278,125
Crown Castle Towers LLC, 4.52%, 1/15/35 (a)(d)	3,000	3,175,098
Digicel Group Ltd. (a):
8.88%, 1/15/15	720	720,000
9.13%, 1/15/15	2,267	2,267,000
8.25%, 9/01/17	1,335	1,335,000
Sprint Capital Corp., 8.38%, 3/15/12 (d)	925	952,750
		10,841,685
Total Corporate Bonds — 56.8%		346,564,405
Floating Rate Loan Interests (b)
Aerospace & Defense — 0.2%
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17	1,493	1,432,800
Airlines — 0.2%
Delta Air Lines, Inc., Credit New Term Loan B,
5.50%, 4/20/17	1,400	1,290,338
Auto Components — 1.1%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14	4,707	4,413,100
Autoparts Holdings, Ltd.:
First Lien Term Loan, 6.50%, 7/28/17	1,000	980,000
Second Lien Term Loan, 10.50%, 1/29/18	1,500	1,477,500
		6,870,600
Automobiles — 0.2%
Ford Motor Co.:
Tranche B-1 Term Loan, 2.96%, 12/16/13	907	890,647
Tranche B-2 Term Loan, 2.96%, 12/16/13	189	185,369
		1,076,016
Beverages — 0.1%
Le-Nature's, Inc., Tranche B Term Loan, 3/01/11 (i)	1,000	310,000
Building Products — 1.5%
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17	995	930,325
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16	4,548	4,470,170
Term Loan (Second Lien), 9.00%, 10/30/17	1,800	1,809,000
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR 1,524	1,963,497
United Subcontractors, Inc., Term Loan (First Lien),
4.25%, 6/30/15	USD 143	121,834
		9,294,826
Capital Markets — 0.6%
HarbourVest Partners, Term Loan (First Lien),
6.25%, 12/14/16	2,492	2,416,781
Marsico Parent Co., LLC, Term Loan, 5.25%, 12/14/14	369	206,424
Nuveen Investments, Inc. (First Lien):
3.25%, 11/13/14	198	182,685
5.75% – 5.81%, 5/12/17	1,137	1,061,939
		3,867,829

	Par
Floating Rate Loan Interests (b)	(000)	Value
Chemicals — 2.3%
Ashland, Inc., Term Loan B, 3.75%, 7/30/18	USD 1,500	$ 1,466,520
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	1,300	1,271,829
Gentek, Inc., Term Loan B, 5.00% – 5.75%, 10/06/15	1,102	1,028,074
MDI Holdings, LLC (FKA MacDermid, Inc.), Tranche C
Term Loan, 3.54%, 4/11/14	EUR 462	631,526
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	USD 1,297	1,194,086
PQ Corp. (FKA Niagara Acquisition, Inc.), Original
Term Loan (First Lien), 3.48% – 3.51%, 7/30/14	1,423	1,300,823
Styron Sarl, Term Loan B, 6.00%, 8/02/17	2,287	2,101,185
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15	2,637	2,607,087
Univar, Inc., Term Loan B, 5.00%, 6/30/17	2,786	2,570,781
		14,171,911
Commercial Services & Supplies — 1.8%
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16	1,172	1,128,168
Adesa, Inc. (KAR Holdings, Inc.), Term Loan B,
5.00%, 5/19/17	1,500	1,425,000
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15	3,718	3,618,116
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16	1,454	1,444,149
Synagro Technologies, Inc., Term Loan (First Lien),
2.21% – 2.23%, 4/02/14	1,147	995,579
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 9/16/16	2,581	2,468,687
		11,079,699
Communications Equipment — 0.9%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14	1,866	1,659,820
Term Loan B-3, 4.81%, 10/26/17	2,692	2,319,059
CommScope, Inc., Term Loan B, 5.00%, 1/14/18	1,247	1,197,000
		5,175,879
Construction & Engineering — 0.6%
Safway Services, LLC, First Out Tranche Loan,
9.00%, 12/16/17	3,750	3,750,000
Consumer Finance — 0.4%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.),
Term Loan, 5.50%, 5/10/17	2,500	2,315,625
Containers & Packaging — 0.3%
Graham Packaging Co., LP, Term Loan D,
6.00%, 9/23/16	1,489	1,473,862
Diversified Consumer Services — 1.8%
Coinmach Service Corp., Term Loan,
3.22% – 3.30%, 11/20/14	4,595	3,997,857
Laureate Education, Extended Term Loan, 5.25%, 8/15/18 4,599		4,061,660
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14	2,512	2,320,428
Delayed Draw Term Loan, 2.72%, 7/24/14	250	231,080
		10,611,025
Diversified Telecommunication Services — 1.0%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 11/01/15 (f)	2,167	2,164,123
Level 3 Financing, Inc.:
Incremental Tranche A Term Loan,
2.49% – 2.50%, 3/13/14	1,150	1,062,600
Term Loan B2, 4.51%, 9/03/18	3,000	2,827,500
		6,054,223
Electric Utilities — 0.1%
TPF Generation Holdings LLC:
Synthetic Letter of Credit Deposit (First Lien),
2.25%, 12/13/13	151	141,059
Synthetic Revolving Deposit, 2.25%, 12/15/11	47	44,219
Term Loan (First Lien), 2.25%, 12/13/13	269	252,282
		437,560

See Notes to Financial Statements.

36 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Electronic Equipment, Instruments & Components — 1.2%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18	USD	850	$ 786,956
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		2,021	1,834,182
Non-Extended Term Loan, 3.71%, 10/10/14		3,012	2,831,204
Sensata Technologies Finance Company, LLC,
Term Loan, 4.00%, 5/11/18		1,700	1,634,125
			7,086,467
Energy Equipment & Services — 1.6%
CCS Corp., Tranche B Term Loan, 3.25%, 11/14/14		1,648	1,461,450
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		2,332	2,252,315
Gas Co. Term Loan, 9.25%, 8/04/16		4,268	4,193,310
MEG Energy Corp., Tranche D Term Loan,
4.00%, 3/16/18		2,000	1,912,500
			9,819,575
Food & Staples Retailing — 0.5%
US Foodservice, Inc., Term Loan B:
2.71% – 2.72%, 7/03/14		1,859	1,663,860
5.75%, 3/31/17		1,646	1,530,664
			3,194,524
Food Products — 1.3%
Advance Pierre Foods, Term Loan (Second Lien):
7.00%, 9/30/16		4,069	3,934,476
11.25%, 9/29/17		1,300	1,274,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		1,600	1,508,000
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		1,198	1,181,407
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		98	94,138
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		182	174,828
			8,166,849
Health Care Equipment & Supplies — 0.2%
Biomet, Inc., Dollar Term Loan, 3.22% – 3.25%, 3/25/15		370	351,130
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		1,190	1,097,180
			1,448,310
Health Care Providers & Services — 3.0%
Ardent Health Services, Term Loan, 6.50%, 9/15/15		1	1,240
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		116	107,614
Non Extended Term Loan, 2.47% – 2.57%, 7/25/14		2,257	2,093,326
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		1,294	1,220,197
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		1,990	1,930,300
Emergency Medical Services, Term Loan,
5.25% – 6.00%, 5/25/18		1,247	1,153,359
HCA, Inc., Tranche B-1 Term Loan, 3.50%, 5/01/18		340	319,032
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		3,650	3,577,090
Tranche A Term Loan, 8.50%, 3/02/15		606	593,472
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		1,000	940,000
Term Loan B, 6.50%, 8/04/16		2,216	2,090,074
Medpace, Inc., Term Loan, 6.50%, 6/22/17		2,850	2,707,500
Renal Advantage Holdings, Inc., Tranche B Term Loan,
5.75%, 12/16/16		1,393	1,363,984
			18,097,188
Health Care Technology — 0.4%
IMS Health, Inc., Tranche B Dollar Term Loan,
4.50%, 8/25/17		1,840	1,764,682
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		821	777,491
			2,542,173

		Par
Floating Rate Loan Interests (b)		(000)	Value
Hotels, Restaurants & Leisure — 3.4%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16	USD	958	$ 955,647
Term Loan B-1, 3.25%, 1/28/15		449	386,284
Term Loan B-2, 3.22% – 3.25%, 1/28/15		750	646,170
Term Loan B-3, 3.25%, 1/28/15		6,455	5,557,318
Dunkin' Brands, Inc., New Term Loan B,
4.00%, 11/23/17		2,088	2,005,613
Golden Living, Term Loan, 5.00%, 5/04/18		1,405	1,246,937
OSI Restaurant Partners, LLC, Pre-Funded RC Loan,
2.50%, 6/14/13		32	29,566
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,681	1,622,369
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 5.25%, 6/30/16		2,468	2,405,971
Travelport LLC (FKA Travelport, Inc.), Term Loan,
8.29%, 3/27/12 (f)		3,123	1,720,952
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		1,369	1,358,239
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		1,116	1,104,612
Term B Funded Project Loan, 4.73%, 5/27/13		1,933	1,908,738
			20,948,416
Household Durables — 0.0%
Berkline/Benchcraft LLC, Term Loan,
14.00%, 11/03/11 (c)(i)		139	6,972
IT Services — 1.7%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		1,620	1,384,919
First Data Corp.:
Extended Term Loan B, 4.22%, 3/23/18		4,689	3,925,754
Initial Tranche B-1 Term Loan, 2.97%, 9/24/14		325	285,462
Initial Tranche B-3 Term Loan, 2.97%, 9/24/14		109	95,389
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		1,064	975,851
TransUnion LLC, Replacement Term Loan,
4.75%, 2/12/18		3,264	3,095,501
Travelex American Holdings, Inc.:
Tranche B5, 2.93%, 10/31/13		439	420,907
Tranche C5, 3.43%, 10/31/14		436	419,487
			10,603,270
Independent Power Producers & Energy Traders — 0.7%
The AES Corp., Term Loan B, 4.25%, 6/01/18		1,496	1,437,148
Calpine Corp., Term Loan B, 4.50%, 4/02/18		869	801,344
Texas Competitive Electric Holdings Co., LLC (TXU),
Extended Term Loan, 4.71% – 4.77%, 10/10/17		2,843	2,086,732
			4,325,224
Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		1,824	1,704,223
Machinery — 0.5%
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	310	431,956
Term Loan B, 5.50%, 4/28/17	USD 1,000		980,000
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		2,186	2,103,910
			3,515,866
Media — 6.8%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		2,200	2,120,250
Acosta, Inc., Term Loan, 4.75%, 3/01/18		1,346	1,269,689
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 7/16/15		1,481	1,334,070
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,400	1,352,400
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		1,530	1,264,544
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,047	1,954,650
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		64	63,705
Term Loan C, 3.50%, 9/06/16		3,059	2,912,493
Clear Channel Communications, Inc., Term Loan B,
3.87%, 1/28/16		2,385	1,785,029

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 37

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
Cumulus Media, Inc., Term Loan, 5.75%, 8/30/18	USD 1,500		$ 1,404,375
HMH Publishing Co., Ltd., Tranche A Term Loan,
6.21%, 6/12/14		3,214	2,583,028
Hubbard Broadcasting, Term Loan B (Second Lien),
5.25%, 4/28/17		900	856,503
Intelsat Jackson Holdings SA (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		5,486	5,253,084
Interactive Data Corp., New Term Loan B, 4.50%, 2/12/18		2,394	2,263,838
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.20%, 3/06/15	EUR	304	338,575
Facility C1, 4.45%, 3/04/16		304	340,757
Lavena Holding 4 GmbH, Second Lien Term Loan,
5.05%, 9/02/16		904	821,966
Mediacom Illinois, LLC (FKA Mediacom
Communications, LLC), Tranche D Term Loan,
5.50%, 3/31/17	USD	983	938,288
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,505	4,651,413
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.51%, 6/01/12		1,976	1,900,160
UPC Broadband Holding B.V., Term U, 5.44%, 12/31/17 EUR 1,493			2,005,484
Univision Communications, Inc., Extended First Lien
Term Loan, 4.47%, 3/31/17	USD 2,290		1,969,219
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18		627	601,531
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,496	1,441,383
			41,426,434
Metals & Mining — 0.9%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,333	3,148,721
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,544	2,429,162
			5,577,883
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.),
Term B Advance (First Lien), 2.75%, 11/01/13		375	355,201
Mach Gen, LLC, Synthetic Letter of Credit Loan
(First Lien), 2.28%, 2/22/13		69	62,431
			417,632
Multiline Retail — 0.7%
Hema Holding BV:
Facility B, 3.43%, 7/06/15	EUR	338	452,062
Facility C, 4.18%, 7/05/16		338	454,493
Facility D, 6.43%, 1/05/17		2,600	3,386,324
			4,292,879
Oil, Gas & Consumable Fuels — 1.0%
Gibson Energy, Term Loan B, 5.75%, 6/14/18	USD 1,500		1,417,500
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		4,717	4,670,097
			6,087,597
Paper & Forest Products — 0.3%
Georgia-Pacific LLC, Term Loan B, 2.32%, 12/21/12		1,476	1,465,474
Verso Paper Finance Holdings LLC, Term Loan,
6.51% – 7.26%, 2/01/13 (f)		686	590,239
			2,055,713
Pharmaceuticals — 0.4%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,493	1,346,235
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		912	873,815
Term Loan B-2, 4.25%, 3/15/18		456	437,477
			2,657,527
Professional Services — 0.3%
Fifth Third Processing Solutions, LLC, Term Loan B
(First Lien), 4.50%, 11/03/16		1,990	1,916,641
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan (Second Lien),
5.00%, 6/28/13		4,826	4,689,054

		Par
Floating Rate Loan Interests (b)		(000)	Value
Real Estate Management & Development — 1.2%
Pivotal Promontory, LLC, Term Loan (Second Lien),
11.50%, 8/31/11 (c)(i)	USD	750	$ 1
Realogy Corp.:
Delayed Draw Term Loan, 3.30%, 10/10/13		3,795	3,349,002
Extended Term Loan B, 4.52%, 10/10/16		4,729	3,892,263
			7,241,266
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Term Loan B,
4.44%, 12/01/16		1,056	960,291
Software — 0.1%
Bankruptcy Management Solutions, Inc., Term Loan B,
7.50%, 8/20/14		719	326,117
Specialty Retail — 1.8%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,800	1,708,650
Burlington Coat Factory Warehouse Corp., Term Loan B,
6.25%, 2/23/17		593	558,431
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		2,175	2,052,656
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		1,870	1,766,818
Term Loan B-2, 4.75%, 7/31/16		1,098	1,033,105
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17		2,228	2,093,850
Toys ‘R’ Us Delaware, Inc., Initial Loan, 6.00%, 9/01/16		1,888	1,768,958
			10,982,468
Trading Companies & Distributors — 0.0%
Beacon Sales Acquisition, Inc., Term Loan B,
2.21% – 2.25%, 9/30/13		121	115,163
Wireless Telecommunication Services — 1.7%
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 2.75%, 3/30/12		337	332,112
MetroPCS Wireless, Inc., Term Loan B, 4.00%, 3/16/18		1,493	1,398,299
Vodafone Americas Finance 2, Inc., Initial Loan,
6.88%, 8/11/15		8,295	8,336,503
			10,066,914
Total Floating Rate Loan Interests — 44.2%			269,484,829
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.7%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.73%, 3/25/37 (b)		2,733	2,403,613
Citicorp Mortgage Securities, Inc., Series 2006-2,
Class 1A7, 5.75%, 4/25/36		2,048	2,038,288
Countrywide Alternative Loan Trust, Series 2005-54CB,
Class 3A4, 5.50%, 11/25/35		7,437	5,929,005
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		2,975	2,799,088
Series 2006-17, Class A2, 6.00%, 12/25/36		5,085	4,476,610
Series 2007-16, Class A1, 6.50%, 10/25/37		2,812	2,480,040
Series 2007-HY5, Class 3A1, 5.92%, 9/25/37 (b)		3,378	2,689,244
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,440	1,266,420
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A3, 2.74%, 10/25/35 (b)		2,700	1,996,206
Harborview Mortgage Loan Trust, Series 2005-8,
Class 1A2A, 0.54%, 9/19/35 (b)		3,988	2,469,939
Morgan Stanley Reremic Trust, Series 2010-R4,
Class 4A, 0.45%, 2/26/37 (a)(b)		2,947	2,829,283
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR14, Class 1A1, 5.32%, 11/25/36 (b)		1,174	948,110
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR2, Class 2A1, 2.74%, 3/25/35 (b)		2,387	2,118,487
			34,444,333

See Notes to Financial Statements.

38 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Commercial Mortgage-Backed Securities — 8.8%
Banc of America Commercial Mortgage, Inc. (b):
Series 2007-3, Class A2, 5.80%, 6/10/49	USD 2,001	2 $ ,036,641
Series 2007-4, Class A4, 5.92%, 2/10/51	2,150	2,298,948
Centre Parcs Mortgage Finance Plc, Series 2007-1,
Class A2, 2.87%, 10/10/18 (b)	GBP 1,953	3,043,493
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4, Class A2B, 5.21%, 12/11/49	USD 1,335	1,348,410
Credit Suisse Mortgage Capital Certificates (b):
Series 2007-C2, Class A2, 5.45%, 1/15/49	1,820	1,827,094
Series 2007-C3, Class A2, 5.90%, 6/15/39	3,590	3,641,070
Extended Stay America Trust, Series 2010-ESHA,
Class C, 4.86%, 11/05/27 (a)	2,320	2,236,127
First Union Commercial Mortgage Securities, Inc.,
Series 1997-C2, Class G, 7.50%, 11/18/29 (b)	3,310	3,652,002
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class AM, 5.62%, 4/10/38 (b)	3,680	3,424,902
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 6.07%, 7/10/38 (b)	1,610	1,518,443
Series 2007-GG9, Class A4, 5.44%, 3/10/39	2,110	2,229,247
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A4, 5.44%, 6/12/47	2,110	2,247,099
Series 2007-CB19, Class A4, 5.93%, 2/12/49 (b)	2,140	2,289,815
LB-UBS Commercial Mortgage Trust, Series 2007-C6,
Class A4, 5.86%, 7/15/40 (b)	3,395	3,614,239
Morgan Stanley Capital I, Series 2007-IQ15, Class A2,
6.03%, 6/11/49 (b)	2,007	2,053,155
Wachovia Bank Commercial Mortgage Trust (b):
Series 2007-C33, Class A2, 6.05%, 2/15/51	14,095	14,269,239
Series 2007-C33, Class A4, 6.10%, 2/15/51	2,030	2,154,417
		53,884,341
Total Non-Agency Mortgage-Backed Securities — 14.5%		88,328,674
	Beneficial
	Interest
Other Interests (j)	(000)
Auto Components — 0.0%
Lear Corp. Escrow	1,000	20,000
Diversified Financial Services — 0.2%
BLW JGW SPV, LLC (J.G. Wentworth LLC Preferred
Equity Interests) (c)(k)	1	1,420,709
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	8	763
Household Durables — 0.0%
Berkline Benchcraft Equity LLC	3	—
Software — 1.3%
Delphi Debtor-in-Possession Holding Co. LLP, Class B
Membership Interests	—(l)	7,570,181
Total Other Interests — 1.5%		9,011,653
Preferred Securities
Preferred Stocks	Shares
Auto Components — 0.1%
Dana Holding Corp. (a)(c)(h)	6,000	675,750
Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (a)(c)(m)	45,243	384,565
Total Preferred Stocks — 0.1%		1,060,315

Trust Preferreds	Shares	Value
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40	109,140	$ 2,299,797
Total Trust Preferreds — 0.4%		2,299,797
Total Preferred Securities — 0.5%		3,360,112
	Par
Taxable Municipal Bonds	(000)
State of California, GO:
5.25%, 4/01/14	USD 1,075	1,175,039
5.10%, 8/01/14	2,225	2,357,054
Various Purpose 3, Mandatory Put Bonds,
5.65%, 4/01/39 (b)	455	483,028
State of Illinois, GO, 3.32%, 1/01/13	5,075	5,175,485
Total Taxable Municipal Bonds — 1.5%		9,190,606
US Government Sponsored
Agency Securities
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities,
Series 2010-126, Class UI, 5.50%, 10/25/40	14,525	2,311,649
Mortgage-Backed Securities — 14.6%
Fannie Mae Mortgage-Backed Securities:
3.50%, 8/01/26 – 9/01/26 (d)	27,929	29,195,026
4.50%, 9/15/41 (n)	17,300	18,277,855
5.00%, 7/01/20 – 8/01/23 (d)	17,628	19,111,749
Freddie Mac Mortgage-Backed Securities,
4.50%, 4/01/25 (d)	20,623	22,281,585
		88,866,215
Total US Government Sponsored
Agency Securities — 15.0%		91,177,864
US Treasury Obligations
US Treasury Notes:
0.38%, 7/31/13	145	145,504
1.50%, 7/31/16	1,505	1,546,854
Total US Treasury Obligations — 0.3%		1,692,358
Warrants (o)	Shares
Media — 0.0%
Cumulus Media, Inc. (Expires 3/26/19)	114,267	292,010
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	435	5
HMH Holdings/EduMedia (Expires 3/09/17)	209,988	2
		7
Total Warrants — 0.0%		292,017
Total Long-Term Investments
(Cost — $889,928,196*) — 141.5%		863,148,275
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.07% (p)(q)	5,229,778	5,229,778
Total Short-Term Securities
(Cost — $5,229,778) — 0.9%		5,229,778

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 39

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, Expires 12/21/19,
Broker Goldman Sachs Bank USA	46	—
	Notional
	Amount
	(000)
Over-the-Counter Put Swaptions — 0.1%
Bought credit default protection on Dow Jones CDX
North America High Yield Series 16, Strike Price
USD 99.00, Expires 9/21/11,
Broker BNP Paribas SA	USD 7,400	$ 358,847
Total Options Purchased
(Cost — $144,878) — 0.1%		358,847
Total Investments Before TBA Sale Commitments and
Outstanding Options Written (Cost — $895,302,852) — 142.5%		868,736,900
	Par
TBA Sale Commitments	(000)
Fannie Mae Mortgage-Backed Securities,
4.50%, 9/15/41 (n)	17,300	(18,277,855)
Total TBA Sale Commitments
(Proceeds — $18,154,863) — (3.0)%		(18,277,855)
	Notional
	Amount
Options Written	(000)
Over-the-Counter Call Swaptions — (0.0)%
Bought credit default protection on Dow Jones CDX
North America High Yield Series 16, Strike Price
USD 102.50, Expires 9/21/11,
Broker BNP Paribas SA	7,400	(2,193)
Over-the-Counter Put Swaptions — (0.1)%
Sold credit default protection on Dow Jones CDX
North America High Yield Series 16, Strike Price
USD 102.50, Expires 9/21/11,
Broker BNP Paribas SA	7,400	(598,459)
Sold credit default protection on Dow Jones CDX
North America Investment Grade Series 16,
Strike Price USD 120.00, Expires 12/21/11,
Broker Morgan Stanley Capital Services, Inc.	7,700	(68,956)
		(667,415)
Total Options Written
(Premiums Received — $306,050) — (0.1)%		(669,608)
Total Investments, Net of TBA Sale Commitments and
Outstanding Options Written — 139.4%		849,789,437
Liabilities in Excess of Other Assets — (39.4)%		(239,971,776)
Net Assets — 100.0%		$609,817,661

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 892,838,022
Gross unrealized appreciation	$ 19,561,610
Gross unrealized depreciation	(43,662,732)
Net unrealized depreciation	$ (24,101,122)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e) Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(f) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h) Convertible security.
(i) Issuer filed for bankruptcy and/or is in default of interest payments.
(j) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k) The investment is held by a wholly owned subsidiary of the Fund.
(l) Amount is less than $500.
(m) Security is perpetual in nature and has no stated maturity date.
(n) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
Counterparty	Value	Depreciation
JPMorgan Securities, Inc.	—	$(119,257)
Morgan Stanley & Co., Inc.	—	$(121,324)

(o) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(p) Represents the current yield as of report date.
(q) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Net	Shares Held at
Affiliate	August 31, 2010		Activity	August 31, 2011	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class	—	5,229,778	5,229,778	$ 9,068

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Financial futures contracts purchased as of August 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration Value	Appreciation
12	90-Day	Chicago Board	September
	Eurodollar	of Trade	2011	$2,987,133	$ 1,842
12	90-Day	Chicago Board	December
	Eurodollar	of Trade	2011	$2,984,133	717
12	90-Day	Chicago Board	March
	Eurodollar	of Trade	2012	$2,978,883	5,967
8	90-Day	Chicago Board	June
	Eurodollar	of Trade	2012	$1,980,322	9,978
8	90-Day	Chicago Board	September
	Eurodollar	of Trade	2012	$1,973,922	16,478
8	90-Day	Chicago Board	March
	Eurodollar	of Trade	2013	$1,962,722	26,978
6	90-Day	Chicago Board	June
	Eurodollar	of Trade	2013	$1,467,916	23,234
6	90-Day	Chicago Board	September
	Eurodollar	of Trade	2013	$1,464,242	25,108
6	90-Day	Chicago Board	December
	Eurodollar	of Trade	2013	$1,460,566	26,159
6	90-Day	Chicago Board	March
	Eurodollar	of Trade	2014	$1,457,267	26,608
Total				$ 163,069

See Notes to Financial Statements.

40 ANNUAL REPORT AUGUST 31, 2011

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)

• Foreign currency exchange contracts as of August 31, 2011 were as follows:

				Unrealized
Currency		Currency		Settlement Appreciation
Purchased		Sold	Counterparty	Date (Depreciation)
USD 33,368,257 GBP 20,883,000			Royal Bank
			of Scotland	10/07/11	$ (517,658)
USD	965,890	GBP 600,000	Citibank NA	10/07/11	(7,704)
GBP	202,000	USD 331,495	UBS AG	10/07/11	(3,718)
USD 17,941,693 EUR 12,517,500			Citibank NA	10/26/11	(27,369)
EUR	704,700	USD 1,009,557	Citibank NA	10/26/11	2,050
EUR	250,000	USD 360,238	Deutsche Bank AG 10/26/11		(1,359)
Total				$ (555,758)

• Credit default swaps on single-name issues — sold protection outstanding as of
August 31, 2011 were as follows:

Receive			Issuer	Notional
Fixed		Expiration	Credit	Amount	Unrealized
Issuer Rate	Counterparty	Date	Rating[1]	(000)[2]	Depreciation
Aviva	Deutsche
USA Corp. 1.00% Bank AG		5/25/12	BBB+	$ 4,700	$ (3,846)

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

• Credit default swaps on traded indexes — buy protection outstanding as of August 31,
2011 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount	Unrealized
Index	Rate	Counterparty	Date	(000)	Appreciation
Dow Jones CDX
North America
Investment
Grade Index		Morgan Stanley
Series 16	1.00%	& Co., Inc.	6/20/16	$ 7,700	$ 83,827

• Reverse repurchase agreements outstanding as of August 31, 2011 were as follows:

	Interest Trade		Maturity	Net Closing	Face
Counterparty	Rate	Date	Date[1]	Amount	Amount
Credit
Suisse
Securities
(USA) LLC	0.60%	4/11/11	Open	$ 390,930	$ 390,000
Deutsche
Bank AG	0.55%	4/11/11	Open	2,696,503	2,690,625
Credit
Suisse
Securities
(USA) LLC	0.40%	4/14/11	Open	899,823	898,425
Deutsche
Bank AG	0.55%	4/15/11	Open	9,222,042	9,202,500
Deutsche
Bank AG	0.35%	4/15/11	Open	3,281,929	3,277,500
Credit
Suisse
Securities
(USA) LLC	0.40%	4/18/11	Open	2,692,813	2,688,750
Credit
Suisse
Securities
(USA) LLC	0.55%	4/28/11	Open	1,207,777	1,205,456
Deutsche
Bank AG	0.55%	4/28/11	Open	3,630,099	3,623,125
Barclays
Capital, Inc.	0.40%	5/2/11	Open	3,075,413	3,071,250

• Reverse repurchase agreements outstanding as of August 31, 2011 were as follows
(continued):

	Interest Trade Maturity Net Closing				Face
Counterparty	Rate	Date	Date[1]	Amount	Amount
Credit
Suisse
Securities
(USA) LLC	0.55%	5/2/11	Open	$ 6,602,405	$ 6,590,122
Barclays
Capital, Inc.	0.40%	5/3/11	Open	3,183,274	3,179,000
UBS AG	0.35%	5/3/11	Open	2,784,932	2,781,660
Credit
Suisse
Securities
(USA) LLC	0.45%	5/3/11	Open	4,384,333	4,377,712
Barclays
Capital, Inc.	0.40%	5/4/11	Open	8,974,450	8,962,500
Credit
Suisse
Securities
(USA) LLC	0.55%	5/4/11	Open	12,701,531	12,678,288
Barclays
Capital, Inc.	0.40%	5/4/11	Open	15,614,096	15,593,375
UBS AG	0.54%	5/10/11	Open	2,642,027	2,637,517
Credit
Suisse
Securities
(USA) LLC	0.55%	5/16/11	Open	976,008	974,400
Credit
Suisse
Securities
(USA) LLC	0.60%	5/16/11	Open	5,303,279	5,293,750
Deutsche
Bank AG	0.58%	5/17/11	Open	4,823,110	4,814,810
Credit
Suisse
Securities
(USA) LLC	0.55%	5/19/11	Open	2,277,057	2,273,410
Credit
Suisse
Securities
(USA) LLC	0.40%	5/19/11	Open	1,157,849	1,156,500
Credit
Suisse
Securities
(USA) LLC	0.45%	5/20/11	Open	1,258,397	1,256,763
Credit
Suisse
Securities
(USA) LLC	0.40%	5/20/11	Open	1,194,128	1,192,750
Deutsche
Bank AG	0.38%	5/23/11	Open	2,988,182	2,985,000
Credit
Suisse
Securities
(USA) LLC	0.55%	5/25/11	Open	2,655,674	2,651,663
Credit
Suisse
Securities
(USA) LLC	0.55%	5/31/11	Open	1,018,946	1,017,500
Credit
Suisse
Securities
(USA) LLC	0.60%	5/31/11	Open	1,514,168	1,511,825
BNP Paribas
Securities	0.55%	6/1/11	Open	2,235,137	2,232,000
UBS AG	0.55%	6/1/11	Open	4,027,528	4,021,875
Credit
Suisse
Securities
(USA) LLC	0.50%	6/20/11	Open	3,689,849	3,686,112

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 41

BlackRock Limited Duration Income Trust (BLW)
Schedule of Investments (continued)

• Reverse repurchase agreements outstanding as of August 31, 2011 were as follows
(concluded):

	Interest	Trade Maturity		Net Closing	Face
Counterparty	Rate	Date	Date[1]	Amount	Amount
Credit
Suisse
Securities
(USA) LLC	0.55%	6/22/11	Open	$ 4,459,357	$ 4,454,525
Deutsche
Bank AG	0.55%	6/23/11	Open	775,388	774,560
Deutsche
Bank AG	0.58%	6/27/11	Open	2,380,779	2,378,250
Credit
Suisse
Securities
(USA) LLC	0.55%	6/27/11	Open	650,906	650,250
Deutsche
Bank AG	0.35%	7/18/11	Open	6,267,741	6,265,000
Deutsche
Bank AG	0.55%	7/18/11	Open	25,734,874	25,718,800
Deutsche
Bank AG	(3.00)%	8/2/11	Open	2,783,474	2,790,450
BNP Paribas
Securities	0.18%	8/10/11	9/13/11	40,103,785	40,096,768
Deutsche
Bank AG	0.55%	8/15/11	Open	10,614,506	10,611,750
Credit
Suisse
Securities
(USA) LLC	0.20%	8/16/11	9/19/11	28,431,473	28,425,946
Credit
Suisse
Securities
(USA) LLC	0.60%	8/16/11	Open	2,364,380	2,363,750
Barclays
Capital, Inc.	0.40%	8/29/11	Open	673,774	673,750
Total				$244,344,126 $244,119,962

1 Certain agreements have no stated maturity and can be terminated by either party at any time.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	— 28,557,336 $ 11,549,300 40,106,636
Common Stocks .	—	580,599	3,358,522	3,939,121
Corporate Bonds .	—	346,378,340	186,065	346,564,405
Floating Rate
Loan Interests .	—	230,615,597	38,869,232	269,484,829
Non-Agency
Mortgage-Backed
Securities	—	85,499,391	2,829,283	88,328,674
Other Interests	—	7,570,182	1,441,471	9,011,653
Preferred
Securities	$ 2,299,797	675,750	384,565	3,360,112
Taxable Municipal
Bonds	—	9,190,606	—	9,190,606
US Government
Sponsored
Agency
Securities	—	91,177,864	—	91,177,864
US Treasury
Obligations	—	1,692,358	—	1,692,358
Warrants	—	—	292,017	292,017
Short-Term
Securities	5,229,778	—	—	5,229,778
Liabilities:
TBA Sale
Commitments	—	(18,277,855)	—	(18,277,855)
Unfunded Loan
Commitments	—	(111,558)	—	(111,558)
Total	$ 7,529,575 $783,548,610 $ 58,910,455 $849,988,640

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$ 2,050	—	$ 2,050
Interest rate
contracts	$ 163,069	—	—	163,069
Credit contracts	—	442,674	—	442,674
Liabilities:
Foreign currency
exchange
contracts	—	(557,808)	—	(557,808)
Interest rate
contracts	—	(2,193)	—	(2,193)
Credit contracts	—	(667,415)	$ (3,846)	(671,261)
Total	$ 163,069	$ (782,692)	$ (3,846)	$ (623,469)

1 Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contacts and foreign currency exchange contracts are valued at the unrealized appreciation/
depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

42 ANNUAL REPORT AUGUST 31, 2011

Schedule of Investments (concluded) BlackRock Limited Duration Income Trust (BLW)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit
Contracts
Liabilities:
Balance, as of August 31, 2010	—
Accrued discounts/premiums	$ 9,294
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(3,846)
Purchases	—
Issuances[5]	(31,664)
Sales	—
Settlements[6]	22,370
Transfers in7	—
Transfers out[7]	—
Balance, as of August 31, 2011	$ (3,846)

4 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/
depreciation on derivative financial instruments still held on August 31, 2011 was $(3,846).
5 Issuances represent upfront cash received on certain derivative financial instruments.
6 Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
7 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 43

Statements of Assets and Liabilities
		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
August 31, 2011	(BHL)	(DVF)	(FRA)	(BLW)
Assets
Investments at value — unaffiliated[1]	$ 163,666,783	$ 175,164,133	$ 355,344,112	$ 863,507,122
Investments at value — affiliated[2]	2,230,753	—	5,396,667	5,229,778
Unrealized appreciation on foreign currency exchange contracts	6,145	5,404	14,636	2,050
Unrealized appreciation on swaps	—	—	—	83,827
Cash	79	—	—	—
Foreign currency at value[3]	155,512	136,682	237,166	259,951
Cash pledged as collateral for financial futures contracts	—	—	—	78,500
Cash pledged as collateral for reverse repurchase agreements	—	—	—	1,995,000
Investments sold receivable	1,885,333	3,890,145	3,608,276	24,048,166
TBA sale commitments receivable	—	—	—	18,154,863
Interest receivable	364,979	623,261	1,064,670	7,586,064
Principal paydown receivable	777,042	937,668	1,605,098	1,653,787
Dividends receivable — affiliated	—	—	—	623
Dividends receivable — unaffiliated	—	—	—	6,000
Swaps receivable	—	—	—	9,531
Margin variation receivable	—	—	—	2,225
Prepaid expenses	17,953	21,294	42,597	39,396
Other assets	—	—	—	769,588
Total assets	169,104,579	180,778,587	367,313,222	923,426,471
Liabilities
Bank overdraft	—	1,044,731	573,035	—
Loan payable	43,000,000	47,000,000	93,000,000	—
Unrealized depreciation on unfunded loan commitments	38,703	45,062	77,372	111,558
Unrealized depreciation on foreign currency exchange contracts	32,056	27,935	72,186	557,808
Unrealized depreciation on swaps	—	—	—	3,846
Reverse repurchase agreements	—	—	—	244,119,962
Investments purchased payable	6,566,231	6,001,622	13,595,945	47,442,691
TBA sale commitments at value[4]	—	—	—	18,277,855
Payable for reverse repurchase agreements	—	—	—	1,007,615
Options written at value[5]	—	—	—	669,608
Investment advisory fees payable	140,935	114,087	228,618	393,313
Deferred income	7,454	6,757	15,592	—
Swaps payable	—	—	—	69,322
Income dividends payable	55,365	45,648	104,169	115,999
Interest expense payable	50,964	40,330	160,690	218,814
Officer's and Directors' fees payable	452	423	999	173,686
Other accrued expenses payable	315,524	145,234	280,032	446,733
Total liabilities	50,207,684	54,471,829	108,108,638	313,608,810
Net Assets	$ 118,896,895	$ 126,306,758	$ 259,204,584	$ 609,817,661
Net Assets Consist of
Paid-in capital[6,7,8]	$ 128,073,078	$ 229,202,981	$ 349,984,847	$ 701,901,206
Undistributed (distributions in excess of) net investment income	316,267	(252,833)	(138,319)	4,392,851
Accumulated net realized loss	(3,842,415)	(86,368,737)	(68,336,999)	(69,629,554)
Net unrealized appreciation/depreciation	(5,650,035)	(16,274,653)	(22,304,945)	(26,846,842)
Net Assets	$ 118,896,895	$ 126,306,758	$ 259,204,584	$ 609,817,661
Net asset value, offering and redemption price per share	$ 13.17	$ 10.19	$ 14.04	$ 16.52
[1] Investments at cost — unaffiliated	$ 169,251,866	$ 191,379,828	$ 377,514,590	$ 890,073,074
[2] Investments at cost — affiliated	$ 2,230,753	—	$ 5,396,667	$ 5,229,778
[3] Foreign currency at cost	$ 155,944	$ 137,066	$ 237,065	$ 260,046
[4] Proceeds from TBA sale commitments	—	—	—	$ 18,154,863
[5] Premiums received	—	—	—	$ 306,050
[6] Par value per share	$ 0.001	$ 0.10	$ 0.10	$ 0.001
[7] Shares outstanding	9,027,106	12,401,086	18,467,299	36,920,067
[8] Shares authorized	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

44 ANNUAL REPORT AUGUST 31, 2011

Statements of Operations
		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
Year Ended August 31, 2011	(BHL)	(DVF)	(FRA)	(BLW)
Investment Income
Interest	$ 10,263,274	$ 11,662,894	$ 22,109,738	$ 55,911,750
Dividends — affiliated	3,213	3,467	4,978	41,695
Total income	10,266,487	11,666,361	22,114,716	55,953,445
Expenses
Investment advisory	1,628,860	1,329,244	2,653,686	4,565,355
Professional	174,339	174,825	248,500	342,405
Borrowing costs[1]	151,042	144,886	303,008	—
Custodian	66,906	69,111	117,516	146,090
Printing	28,743	26,241	52,116	214,190
Accounting services	28,770	29,986	57,908	93,111
Officer and Directors	13,908	14,756	29,744	79,572
Transfer agent	23,725	29,016	36,336	12,062
Registration	9,372	9,587	9,635	12,934
Miscellaneous	40,911	38,593	54,590	110,165
Total expenses excluding interest expense	2,166,576	1,866,245	3,563,039	5,575,884
Interest expense	387,469	460,830	849,145	851,808
Total expenses	2,554,045	2,327,075	4,412,184	6,427,692
Less fees waived by advisor	(1,448)	(1,551)	(2,385)	(4,615)
Less fees paid indirectly	—	—	—	(365)
Total expenses after fees waived and paid indirectly	2,552,597	2,325,524	4,409,799	6,422,712
Net investment income	7,713,890	9,340,837	17,704,917	49,530,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,308,749	(2,021,346)	4,164,629	10,064,954
Financial futures contracts	—	—	—	(730,556)
Foreign currency transactions	(1,155,397)	(1,139,239)	(1,967,144)	(5,968,342)
Options written	—	—	—	(21,025)
Swaps	—	(10,913)	—	(72,270)
	2,153,352	(3,171,498)	2,197,485	3,272,761
Net change in unrealized appreciation/depreciation on:
Investments	(6,129,179)	(440,558)	(8,898,351)	(17,306,195)
Financial futures contracts	—	—	—	343,883
Foreign currency transactions	(33,653)	(41,196)	(9,372)	195,416
Options written	—	—	—	(363,558)
Swaps	—	21,480	—	6,980
Unfunded loan commitments	8,040	1,598	(8,267)	62,125
	(6,154,792)	(458,676)	(8,915,990)	(17,061,349)
Total realized and unrealized loss	(4,001,440)	(3,630,174)	(6,718,505)	(13,788,588)
Net Increase in Net Assets Resulting from Operations	$ 3,712,450	$ 5,710,663	$ 10,986,412	$ 35,742,145
[1] See Note 9 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 45

Statements of Changes in Net Assets
	BlackRock Defined		BlackRock Diversified
	Opportunity Credit Trust (BHL)		Income Strategies Fund (DVF)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$ 7,713,890	$ 7,661,944	$ 9,340,837	$ 9,875,073
Net realized gain (loss)	2,153,352	1,285,459	(3,171,498)	(15,451,009)
Net change in unrealized appreciation/depreciation	(6,154,792)	6,522,220	(458,676)	37,352,693
Net increase in net assets resulting from operations	3,712,450	15,469,623	5,710,663	31,776,757
Dividends and Distributions to Shareholders From
Net investment income	(7,140,522)	(6,270,058)	(8,509,258)	(9,834,087)
Tax return of capital	—	—	(739,496)	(666,708)
Decrease in net assets resulting from dividends and distributions to shareholders	(7,140,522)	(6,270,058)	(9,248,754)	(10,500,795)
Capital Share Transactions
Reinvestment of dividends	263,352	—	460,151	552,341
Net Assets
Total increase (decrease) in net assets	(3,164,720)	9,199,565	(3,077,940)	21,828,303
Beginning of year	122,061,615	112,862,050	129,384,698	107,556,395
End of year	$ 118,896,895	$ 122,061,615	$ 126,306,758	$ 129,384,698
Undistributed (distributions in excess of) net investment income	$ 316,267	$ 784,213	$ (252,833)	$ (166,631)

See Notes to Financial Statements.

46 ANNUAL REPORT AUGUST 31, 2011

Statements of Changes in Net Assets (concluded)
	BlackRock Floating Rate		BlackRock Limited Duration
	Income Strategies Fund, Inc. (FRA)		Income Trust (BLW)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$ 17,704,917	$ 16,622,980	$ 49,530,733	$ 41,283,432
Net realized gain (loss)	2,197,485	(14,156,705)	3,272,761	(11,714,049)
Net change in unrealized appreciation/depreciation	(8,915,990)	41,425,444	(17,061,349)	71,507,938
Net increase in net assets resulting from operations	10,986,412	43,891,719	35,742,145	101,077,321
Dividends and Distributions to Shareholders From
Net investment income	(15,965,641)	(17,335,715)	(45,830,635)	(33,200,685)
Tax return of capital	(1,072,049)	(378,219)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(17,037,690)	(17,713,934)	(45,830,635)	(33,200,685)
Capital Share Transactions
Reinvestment of dividends	876,684	1,041,829	524,981	—
Net Assets
Total increase (decrease) in net assets	(5,174,594)	27,219,614	(9,563,509)	67,876,636
Beginning of year	264,379,178	237,159,564	619,381,170	551,504,534
End of year	$ 259,204,584	$ 264,379,178	$ 609,817,661	$ 619,381,170
Undistributed (distributions in excess of) net investment income	$ (138,319)	$ (512,837)	$ 4,392,851	$ 6,278,697

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 47

Statements of Cash Flows
		BlackRock	BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	Limited
	Defined	Income	Income	Duration
	Opportunity	Strategies	Strategies	Income
	Credit Trust	Fund, Inc.	Fund, Inc.	Trust
Year Ended August 31, 2011	(BHL)	(DVF)	(FRA)	(BLW)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$ 3,712,450	$ 5,710,663	$ 10,986,412	$ 35,742,145
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	766,756	889,422	1,966,254	973,160
Decrease in swap receivable	—	1,840	—	111,969
Decrease in other assets	126,609	535,014	229,558	229,764
Decrease in commitment fees receivable	—	2,834	4,454	10,785
Decrease in dividend receivable — affiliated	—	—	—	(35)
Decrease in dividends receivable — unaffiliated	—	—	—	(6,000)
Decrease in margin variation receivable	—	—	—	13,500
Decrease in prepaid expenses	33,805	25,456	44,992	11,423
Decrease in cash pledged as collateral for reverse repurchase agreements	—	—	—	(1,995,000)
Decrease in cash pledged as collateral for financial futures contracts	—	—	—	(8,500)
Increase in investment advisory fees payable	17,274	13,232	27,622	49,357
Decrease in deferred income payable	(63,500)	(71,405)	(61,448)	(311,327)
Increase (decrease) in interest expense payable	(384)	(20,502)	46,538	121,043
Increase in other accrued expenses payable	75,577	66,893	136,361	183,770
Decrease in other affiliates payable	(466)	(492)	(982)	(2,242)
Decrease in other liabilities	(28,578)	(8,912)	(23,811)	(19,724)
Decrease in swaps payable	—	(1,000)	—	58,322
Increase in Officer's and Directors' fees payable	163	79	300	16,553
Net periodic and termination payments of swaps	—	—	—	9,387
Premiums received from options written	—	—	—	306,050
Net realized and unrealized gain on investments	2,372,715	2,064,610	4,743,828	1,594,346
Amortization of premium and accretion of discount on investments	(1,274,188)	(1,229,782)	(2,341,999)	(4,505,974)
Paid-in-kind income	(68,904)	(244,929)	(454,000)	(1,374,755)
Proceeds from sales of long-term investments	155,525,531	169,407,174	336,857,961	863,695,736
Purchases of long-term investments	(172,085,955)	(189,160,394)	(372,053,171)	(961,848,202)
Net sales (purchases) of short-term securities	(1,058,556)	1,822,139	(4,608,468)	(5,229,778)
Cash provided by operating activities	(11,949,651)	(10,198,060)	(24,499,599)	(72,174,227)
Cash Used for Financing Activities
Cash receipts from borrowings	158,419,485	147,000,000	289,000,000	332,192,050
Cash payments from borrowings	(139,419,485)	(129,000,000)	(249,000,000)	(211,305,242)
Cash dividends paid to Common Shareholders	(6,914,362)	(8,742,955)	(16,056,837)	(45,295,689)
Increase (decrease) in bank overdraft	—	1,044,731	573,035	(3,179,743)
Cash used for financing activities	12,085,638	10,301,776	24,516,198	72,411,376
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(306)	(86)	89	3,794
Cash and Foreign Currency
Net increase in cash and foreign currency	135,681	103,630	16,688	240,943
Cash and foreign currency at beginning of year	19,910	33,052	220,478	19,008
Cash and foreign currency at end of year	$ 155,591	$ 136,682	$ 237,166	$ 259,951
Cash Flow Information
Cash paid during the year for interest and fees	$ 387,853	$ 481,332	$ 802,607	$ 730,765
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$ 263,352	$ 460,151	$ 876,684	$ 524,981
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

48 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)
				Period
				January 31,
				2008[1]
	Year Ended August 31,			to August 31,
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 13.55	$ 12.53	$ 14.31	$ 14.33[2]
Net investment income[3]	0.86	0.85	0.87	0.47
Net realized and unrealized gain (loss)	(0.45)	0.87	(1.55)	0.21
Net increase (decrease) from investment operations	0.41	1.72	(0.68)	0.68
Dividends and distributions from:
Net investment income	(0.79)	(0.70)	(1.09)	(0.62)
Tax return of capital	—	—	(0.01)	(0.06)
Total dividends and distributions	(0.79)	(0.70)	(1.10)	(0.68)
Capital charges with respect to issuance of shares	—	—	—	(0.02)
Net asset value, end of period	$ 13.17	$ 13.55	$ 12.53	$ 14.31
Market price, end of period	$ 12.65	$ 12.86	$ 11.03	$ 12.66
Total Investment Return[4]
Based on net asset value	2.93%	14.39%	(2.16)%	4.79%[5]
Based on market price	4.17%	23.33%	(2.65)%	(11.44)%[5]
Ratios to Average Net Assets
Total expenses	2.02%	1.91%	2.39%	1.78%[6]
Total expenses after fees waived and paid indirectly	2.02%	1.90%	2.39%	1.78%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.71%	1.65%	1.94%	1.48%[6]
Net investment income	6.10%	6.40%	8.11%	5.52%[6]
Supplemental Data
Net assets, end of period (000)	$ 118,897	$ 122,062	$ 112,862	$ 127,695
Borrowings outstanding, end of period (000)	$ 43,000	$ 24,000	$ 27,000	$ 38,500
Average borrowings outstanding during the period (000)	$ 36,369	$ 24,633	$ 31,141	$ 13,788
Portfolio turnover	91%	102%	41%	18%
Asset coverage, end of period per $1,000	$ 3,765	$ 6,086	$ 5,180	$ 4,317

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 49

Financial Highlights	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.47	$ 8.74	$ 13.94	$ 17.50	$ 18.70
Net investment income[1]	0.75	0.80	1.06	1.61	1.83
Net realized and unrealized gain (loss)	(0.28)	1.78	(4.88)	(3.41)	(1.23)
Net increase (decrease) from investment operations	0.47	2.58	(3.82)	(1.80)	0.60
Dividends and distributions from:
Net investment income	(0.69)	(0.80)	(1.14)	(1.72)	(1.80)
Tax return of capital	(0.06)	(0.05)	(0.24)	(0.04)	—
Total dividends and distributions	(0.75)	(0.85)	(1.38)	(1.76)	(1.80)
Net asset value, end of year	$ 10.19	$ 10.47	$ 8.74	$ 13.94	$ 17.50
Market price, end of year	$ 9.84	$ 10.45	$ 8.80	$ 12.77	$ 17.16
Total Investment Return[2]
Based on net asset value	4.30%	30.27%	(23.82)%	(10.17)%	3.00%
Based on market price	0.91%	29.13%	(16.27)%	(16.08)%	0.19%
Ratios to Average Net Assets
Total expenses	1.74%	1.53%	2.47%	2.77%	3.66%
Total expenses after fees waived and paid indirectly	1.74%	1.53%	2.47%	2.77%	3.66%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.39%	1.26%	1.57%	1.23%	1.30%
Net investment income	6.99%	7.86%	13.63%	10.40%	9.63%
Supplemental Data
Net assets, end of year (000)	$ 126,307	$ 129,385	$ 107,556	$ 169,707	$ 212,792
Borrowings outstanding, end of year (000)	$ 47,000	$ 29,000	$ 18,000	$ 65,500	$ 72,000
Average borrowings outstanding during the year (000)	$ 43,553	$ 25,074	$ 28,247	$ 64,335	$ 95,465
Portfolio turnover	93%	105%	45%	41%	72%
Asset coverage, end of year per $1,000	$ 3,687	$ 5,462	$ 6,975	$ 3,591	$ 3,955

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

50 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 14.36	$ 12.93	$ 16.12	$ 18.25	$ 19.32
Net investment income[1]	0.96	0.91	1.14	1.45	1.54
Net realized and unrealized gain (loss)	(0.36)	1.48	(3.04)	(2.03)	(1.07)
Net increase (decrease) from investment operations	0.60	2.39	(1.90)	(0.58)	0.47
Dividends and distributions from:
Net investment income	(0.86)	(0.94)	(1.29)	(1.55)	(1.54)
Tax return of capital	(0.06)	(0.02)	—	—	—
Total dividends and distributions	(0.92)	(0.96)	(1.29)	(1.55)	(1.54)
Net asset value, end of year	$ 14.04	$ 14.36	$ 12.93	$ 16.12	$ 18.25
Market price, end of year	$ 13.33	$ 14.61	$ 12.26	$ 14.49	$ 16.70
Total Investment Return[2]
Based on net asset value	4.04%	18.91%	(8.88)%	(2.56)%	2.74%
Based on market price	(2.91)%	27.59%	(3.88)%	(4.28)%	3.85%
Ratios to Average Net Assets
Total expenses	1.60%	1.45%	1.96%	2.61%	3.33%
Total expenses after fees waived and paid indirectly	1.60%	1.45%	1.96%	2.60%	3.33%
Total expenses after fees waived and paid indirectly and excluding
interest expense	1.30%	1.22%	1.31%	1.18%	1.20%
Net investment income	6.44%	6.43%	10.18%	8.49%	7.88%
Supplemental Data
Net assets, end of year (000)	$ 259,205	$ 264,379	$ 237,160	$ 295,005	$ 334,065
Borrowings outstanding, end of year (000)	$ 93,000	$ 53,000	$ 38,000	$ 101,500	$ 107,000
Average borrowings outstanding during the year (000)	$ 79,195	$ 48,258	$ 50,591	$ 102,272	$ 133,763
Portfolio turnover	91%	96%	58%	49%	69%
Asset coverage, end of year per $1,000	$ 3,787	$ 5,988	$ 7,241	$ 3,906	$ 4,122

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 51

Financial Highlights			BlackRock Limited Duration Income Trust (BLW)
				Period
				November 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 16.79	$ 14.95	$ 16.71	$ 18.52	$ 19.01	$ 19.17
Net investment income	1.34[1]	1.12[1]	1.01[1]	1.14[1]	1.50	1.35
Net realized and unrealized gain (loss)	(0.37)	1.62	(1.61)	(1.76)	(0.49)	0.03
Net increase (decrease) from investment operations	0.97	2.74	(0.60)	(0.62)	1.01	1.38
Dividends and distributions from:
Net investment income	(1.24)	(0.90)	(1.16)	(1.19)	(1.41)	(1.52)
Net realized gain	—	—	—	—	(0.06)	—
Tax return of capital	—	—	—	—	(0.03)	(0.02)
Total dividends and distributions	(1.24)	(0.90)	(1.16)	(1.19)	(1.50)	(1.54)
Net asset value, end of period	$ 16.52	$ 16.79	$ 14.95	$ 16.71	$ 18.52	$ 19.01
Market price, end of period	$ 16.01	$ 16.76	$ 14.09	$ 14.57	$ 16.68	$ 18.85
Total Investment Return[2]
Based on net asset value	5.85%	19.00%	(1.57)%	(2.60)%[3]	5.66%	7.85%
Based on market price	2.77%	26.04%	6.40%	(5.70)%[3]	(4.03)%	17.31%
Ratios to Average Net Assets
Total expenses	1.01%	0.82%	0.72%	1.39%[4]	2.16%	2.20%
Total expenses after fees waived and before fees paid indirectly	1.00%	0.81%	0.71%	1.39%[4]	2.16%	2.20%
Total expenses after fees waived and paid indirectly	1.00%	0.81%	0.71%	1.38%[4]	2.14%	2.19%
Total expenses after fees waived and paid indirectly and
excluding interest expense	0.87%	0.73%	0.69%	0.76%[4]	0.83%	0.91%
Net investment income	7.75%	6.90%	7.42%	7.84%[4]	7.92%	7.10%
Supplemental Data
Net assets, end of period (000)	$ 609,818	$ 619,381	$ 551,505	$ 616,393	$ 638,109	$ 699,206
Borrowings outstanding, end of period (000)	$ 244,120	$ 123,233	—	$ 64,538	$ 109,287	$ 220,000
Average borrowings outstanding during the period (000)	$ 191,303	$ 44,160	$ 11,705	$ 120,295	$ 172,040	$ 179,366
Portfolio turnover	106%[5]	248%[6]	287%[7]	191%[8]	65%	132%
Asset coverage, end of period per $1,000	$ 3,498	$ 6,026	—	$ 10,551	$ 7,251	$ 4,178

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Includes mortgage dollar roll and TBA transactions. Excluding these transactions, the portfolio turnover would have been 87%.
6 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 113%.
7 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.
8 Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 24%.

See Notes to Financial Statements.

52 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:
BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Diversified
Income Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income
Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust
(“BLW”) (collectively, the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BHL and
BLW are organized as Delaware Statutory trusts. DVF and FRA are organ-
ized as Maryland corporations. The Funds’ financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the
Funds are referred to throughout this report as the “Board of Directors” or the “Board”. The Funds determine and make available for publication the net asset values on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain informa-
tion with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a bench-
mark yield and develop an estimated tranche specific spread to the bench-
mark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-
announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.
Swap agreements are valued utilizing quotes received daily by the Funds’
pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.
Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions)
or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are deter-
mined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the invest-
ment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the invest-
ment advisor and/or sub-advisor deems relevant. The pricing of all Fair
Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

ANNUAL REPORT AUGUST 31, 2011 53

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Funds’ books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes.
Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from invest-
ments. The Funds report realized currency gains (losses) on foreign cur-
rency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities.
There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-
related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through
Certificates, which are solely the obligations of Freddie Mac and Fannie
Mae, are not backed by or entitled to the full faith and credit of the
United States but are supported by the right of the issuer to borrow from the Treasury.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.
Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower.
Floating rate loan interests generally pay interest at rates that are periodi-
cally determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more
European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and invest-
ments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee.
On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respec-

54 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

tively. Consent and amendment fees are recorded to income as earned.
Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the
Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities:
Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the pur-
chase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mort-
gage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-
backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or bro-
ker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commit-
ments, financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loans payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physi-
cally segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

ANNUAL REPORT AUGUST 31, 2011 55

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are deter-
mined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for each of the three years ended August 31, 2011 and the period ended August 31,
2008 for BHL, the four years ended August 31, 2011 for DVF and FRA and for the three years ended August 31, 2011 and the period ended
August 31, 2008 for BLW. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

DVF, FRA and BLW have wholly owned taxable subsidiaries organized as a limited liability companies (the “Taxable Subsidiaries”) which are listed in the Schedules of Investments. The Taxable Subsidiaries enable a Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on the investments held by the Taxable Subsidiaries is taxable to such subsidiaries. An income tax provision for all income, including realized and unrealized gains, if any, of the Taxable Subsidiaries is reflected in the value of the Taxable Subsidiaries.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’
financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of
Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

56 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’
maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the
Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts.
Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty.
Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. master agreement (“ISDA Master Agreement”)
implemented between a Fund and each of its respective counterparties.
The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See
Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the cur-
rencies, in which some of the investments held by the Funds are denomi-
nated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk)
and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option pur-
chased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to
(or deducted from) the basis of the instrument acquired or deducted from
(or added to) the proceeds of the instrument sold. When an option expires
(or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the

ANNUAL REPORT AUGUST 31, 2011 57

Notes to Financial Statements (continued)

premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities.
Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes.
Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity
(e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of August 31, 2011
Asset Derivatives
		BHL	DVF	FRA	BLW
Statements of Assets
	and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/
depreciation*; Investments at
	value — unaffiliated	—	—	—	$ 163,069
Foreign currency exchange contracts	Unrealized appreciation on foreign
	currency exchange contracts	$ 6,145	$ 5,404	$ 14,636	2,050
Credit contracts	Unrealized appreciation on swaps;
	Investments at value — unaffiliated	—	—	—	442,674
Total		$ 6,145	$ 5,404	$ 14,636	$ 607,793

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the
Statements of Assets and Liabilities.

58 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

Liability Derivatives
		BHL	DVF	FRA	BLW
Statements of Assets
	and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized depreciation on foreign
	currency exchange contracts	$ 32,056	$ 27,935	$ 72,186	$ 557,808
Credit contracts	Unrealized depreciation on swaps;
	Options written at value	—	—	—	673,454
Total		$ 32,056	$ 27,935	$ 72,186	$1,231,262

	The Effect of Derivative Financial Instruments in the Statements of Operations
	Year Ended August 31, 2011
		Net Realized Gain (Loss) from
	BHL	DVF	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	—	$ (730,556)
Options**	—	—	—	(21,025)
Foreign currency exchange contracts:
Foreign currency exchange contracts	$ (1,200,556)	$ (858,489)	$(1,693,285)	(3,102,124)
Credit contracts:
Swaps	—	(10,913)	—	(72,270)
Total	$ (1,200,556)	$ (869,402)	$(1,693,285)	$ (3,925,975)

	Net Change in Unrealized Appreciation/Depreciation on
	BHL	DVF	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	—	$ 343,883
Options**	—	—	—	65,209
Foreign currency exchange contracts:
Foreign currency exchange contracts	$ (25,433) $	(8,192)	$ (9,827)	141,387
Credit contracts:
Options**	—	—	—	(149,589)
Swaps	—	21,480	—	6,980
Total	$ (25,433) $	13,288	$ (9,827)	$ 407,870
** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

ANNUAL REPORT AUGUST 31, 2011 59

Notes to Financial Statements (continued)

For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	DVF	FRA	BLW
Financial futures contracts:
Average number of contracts purchased	—	—	—	46
Average number of contracts sold	—	—	—	64
Average notional value of contracts purchased	—	—	—	$11,349,689
Average notional value of contracts sold	—	—	—	$12,492,610
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	6	5	6	6
Average number of contracts-US dollars sold	1	2	2	2
Average US dollar amounts purchased	$10,435,836	$10,007,124	$18,601,855	$46,511,310
Average US dollar amounts sold	$ 549,322	$ 651,650	$ 2,041,051	$ 806,249
Options:
Average number of option contracts purchased	—	13	20	46
Average notional value of option contracts purchased	—	$ 12,257	$ 18,857	$ 43,372
Average number of swaption contracts purchased	—	—	—	1
Average number of swaption contracts written	—	—	—	2
Average notional value of swaption contracts purchased	—	—	—	$ 3,700,000
Average notional value of swaption contracts written	—	—	—	$11,250,000
Credit default swaps:
Average number of contracts-buy protection	—	—	—	2
Average number of contracts-sell protection	—	2	—	1
Average notional value-buy protection	—	—	—	$ 4,475,000
Average notional value-sell protection	—	$ 75,000	—	$ 2,350,000

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC
("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock").
Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
DVF	0.75%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund's investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations.
For the year ended August 31, 2011, the amounts waived were as follows:

BHL	$1,448
DVF	$1,551
FRA	$2,385
BLW	$4,615

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager. The
Manager pays BFM, for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the year ended August 31, 2011, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BHL	$ 949
DVF	$1,036
FRA	$2,073
BLW	$5,013

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds’ Chief Compliance Officer.

4. Investments:
Purchases and sales of investments including paydowns, mortgage dollar roll transactions and TBA transactions and excluding short-term securities and US government securities for the year ended August 31, 2011, were as follows:

	Purchases	Sales
BHL	$169,436,075	$152,612,073
DVF	$184,516,707	$169,898,942
FRA	$365,868,860	$332,304,439
BLW	$949,407,046	$862,187,801

60 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

For the year ended August 31, 2011, purchases and sales of US government securities for BLW were $25,829,399 and $25,190,604, respectively.

For the year ended August 31, 2011, purchases and sales of mortgage dollar rolls for BLW were $158,340,141 and $158,868,996, respectively.

Transactions in options written for the year ended August 31, 2011 were as follows:

	Calls		Puts
	Swaptions	Premiums	Swaptions	Premiums
BLW	Notional (000) Received		Notional (000)	Received
Outstanding options,
beginning of year	—	—	—	—
Options written	7,400	$76,220	15,100	$229,830
Options closed	—	—	—	—
Outstanding options,
end of year	7,400	$76,220	15,100	$229,830

5. Income Tax Information:
Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, net paydown losses and income recognized from pass-through entities were reclassified to the following accounts:

	BHL	DVF	FRA	BLW
Paid-in capital	$ (542)	$ 21,024	$ 18,397	$ 34,121
Undistributed (distributions in excess of) net investment income	$ (1,041,314)	$ (917,781)	$ (1,364,758)	$ (5,585,944)
Accumulated net realized loss	$ 1,041,856	$ 896,757	$ 1,346,361	$ 5,551,823

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 was as follows:

		BHL	DVF	FRA	BLW
Ordinary Income	8/31/2011	$ 7,140,522	$ 8,509,258	$15,965,641	$45,830,635
	8/31/2010	6,270,058	9,834,088	17,335,715	33,200,685
Tax return of capital	8/31/2011	—	739,496	1,072,049	—
	8/31/2010	—	666,707	378,219	—
Total distributions	8/31/2011	$ 7,140,522	$ 9,248,754	$17,037,690	$45,830,635
	8/31/2010	$ 6,270,058	$ 10,500,795	$17,713,934	$33,200,685

As of August 31, 2011, the tax components of accumulated net losses were as follows:

	BHL	DVF	FRA	BLW
Undistributed ordinary income	$ 268,093	—	—	$ 4,505,393
Capital loss carryforwards	(3,842,154)	$ (85,344,140)	$(68,318,117)	(69,388,372)
Net unrealized losses*	(5,602,122)	(17,552,083)	(22,462,146)	(27,200,566)
Total	$ (9,176,183)	$(102,896,223)	$(90,780,263) $(92,083,545)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to directors and investments in wholly owned subsidiaries.

As of August 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHL	DVF	FRA	BLW
2013	—	—	$ 691,829	—
2014	—	$ 1,755,694	—	—
2015	—	2,237,399	—	—
2016	—	1,444,704	475,453	$ 21,882,229
2017	—	20,249,830	20,954,032	9,996,868
2018	$ 3,842,154	52,502,532	43,990,722	37,509,275
2019	—	7,153,981	2,206,081	—
Total	$ 3,842,154	$ 85,344,140	$ 68,318,117	$ 69,388,372

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

ANNUAL REPORT AUGUST 31, 2011 61

Notes to Financial Statements (continued)

6. Borrowings:
On March 4, 2010, BHL, DVF and FRA entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement
(the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”).
The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment
Amounts
BHL	$ 55,000,000
DVF	$ 55,000,000
FRA	$103,000,000

Advances were made by SSB to the Funds, at the Funds’ option of (a)
the higher of (i) 1.0% above the Fed Funds rate or (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above the 7-day, 30-day, 60-day or
90-day LIBOR.

Effective March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment
Amounts
BHL	$ 63,300,000
DVF	$ 66,800,000
FRA	$137,200,000

Advances are made by SSB to the Funds at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate or (ii) 0.80% above the
Overnight LIBOR or (b) 0.80% above the 7-day, 30-day, 60-day or 90-day
LIBOR. In addition, the Funds pay a facility fee and a commitment fee based on SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2011 are shown in the Statements of Assets and Liabilities as loan payable.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

During the year ended August 31, 2011, BLW borrowed under the Term
Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve
Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”)
provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-
backed securities (“Eligible Securities”). The Fund posted as collateral already-held Eligible Securities, which were all commercial mortgage-
backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such
Eligible Securities.

The non-recourse provision of the TALF loans allowed the Fund to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Fund was able to repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible
Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Fund paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed. The Fund also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

During the year ended August 31, 2011, the Fund repaid its outstanding
TALF loans and the Eligible Securities posted as collateral were returned to the Fund. The Fund financed the repayment of the TALF loans by entering into reverse repurchase agreements.

Since the Fund had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Fund associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Fund.

The Fund elected to account for the outstanding TALF loans at fair value.
The Fund elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible
Securities and to reduce the potential volatility in the Statements of
Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/
Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs:
(i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation com-
bines the present value of the future loan cash flows, plus the value of the nonrecourse option. The change in unrealized gain or loss associated with fair valuing the TALF loans is reflected in the Statements of Operations.

For the year ended August 31, 2011, the daily weighted average interest rate for BLW with borrowings from reverse repurchase agreements and TALF loans was as follows:

Daily Weighted
Average
Interest Rate
BLW	0.44%

62 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (concluded)

For the year ended August 31, 2011, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted
Average
Interest Rate
BHL	1.07%
DVF	1.06%
FRA	1.07%

7. Commitments:
The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount.
Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period.
Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of
Assets and Liabilities and Statements of Operations.

As of August 31, 2011, the Funds had the following unfunded floating rate loan interests:

		Value of
	Unfunded	Underlying
	Floating Rate	Floating Rate	Unrealized
Borrower	Loan Interest Loan Interest		Depreciation
BHL
Horizon Lines, LLC	$ 52,582	$ 52,123	$ (459)
Reynolds Group Holdings, Inc.	$1,188,000	$1,149,756	$ (38,244)
DVF
Horizon Lines, LLC	$ 52,582	$ 52,138	$ (444)
Reynolds Group Holdings, Inc.	$1,386,000	$1,341,382	$ (44,618)
FRA
Horizon Lines, LLC	$ 105,164	$ 104,280	$ (884)
Reynolds Group Holdings, Inc.	$2,376,000	$2,299,512	$ (76,488)
BLW
Reynolds Group Holdings, Inc.	$3,465,013	$3,353,455	$(111,558)

8. Concentration, Market and Credit Risk:
In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the
Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mort-
gage and other asset-backed securities. Please see the Schedules of
Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:
BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. DVF and FRA are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of
Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
BHL	18,402	—
DVF	42,239	52,693
FRA	58,212	72,267
BLW	30,417	—

At August 31, 2011, the shares owned by affiliates of the Manager of the
Funds were as follows:

BHL	8,517
FRA	9,017

10. Subsequent Events:
Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following item was noted:

The Funds paid a net investment income dividend in the following amounts per share on September 30, 2011 to shareholders of record on September 15, 2011:

Common Dividend
Per Share
BHL	$0.0660
DVF	$0.0585
FRA	$0.0770
BLW	$0.1025

ANNUAL REPORT AUGUST 31, 2011 63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Diversified Income Strategies Fund, Inc. and BlackRock
Floating Rate Income Strategies Fund, Inc. and to the
Shareholders and Board of Trustees of BlackRock Defined
Opportunity Credit Trust and BlackRock Limited Duration
Income Trust:

We have audited the accompanying statements of assets and liabilities of
BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc.,
and BlackRock Limited Duration Income Trust (collectively the “Funds”), including the schedules of investments, as of August 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc.
and BlackRock Limited Duration Income Trust as of August 31, 2011, the
results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable yearended August 31, 2011.

	BHL	DVF	FRA	BLW
Interest-Related Dividends for Non-U.S. Residents[1]
September 2010 – October 2010	82.55%	88.36%	82.80%	87.40%
November 2010	82.55%	88.36%	82.80%	83.58%
December 2010 – January 2011	82.55%	88.36%	82.80%	83.21%
February 2011 – August 2011	93.30%	83.93%	93.13%	92.79%
[1] Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresidentaliens and foreign corporations.

64 ANNUAL REPORT AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collec-
tively, the “Boards,” and the members of which are referred to as “Board
Members”) of BlackRock Defined Opportunity Credit Trust (“BHL”),
BlackRock Diversified Income Strategies Fund, Inc. (“DVF”), BlackRock
Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited
Duration Income Trust (“BLW” and together with BHL, DVF and FRA, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May
12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC
(the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-
Advisory Agreement”) between the Manager and BlackRock Financial
Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The
Manager and the Sub-Advisor are referred to herein as “BlackRock.” The
Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board
Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940
(the “1940 Act”) (the “Independent Board Members”). The Board Members
are responsible for the oversight of the operations of the Funds and per-
form the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained inde-
pendent legal counsel to assist them in connection with their duties. The
Chairman of the Board is an Independent Board Member. Each Board has
established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of
Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons”
of their respective funds.

The Agreements
Pursuant to the 1940 Act, the Boards are required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, con-
sidered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards consid-
ered were: (a) investment performance for one-, three- and five-year peri-
ods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implemen-
tation of the Funds’ investment objectives, policies and restrictions; (e) the
Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment man-
agement services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transac-
tions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements
The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by
Lipper and, with respect to BHL, DVF and FRA, a customized peer group selected by BlackRock (collectively, “Peers”), as well as the gross invest-
ment performance of BLW as compared with its custom benchmark; (b)
information on the profitability of the Agreements to BlackRock and a dis-
cussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as appli-
cable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a compari-
son of management fees to similar BlackRock closed-end funds, as classi-
fied by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards pre-
sented BlackRock with questions and requests for additional information.
BlackRock responded to these requests with additional written information in advance of the May 12-13, 2011 Board meeting.

ANNUAL REPORT AUGUST 31, 2011 65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale;
(e) fall-out benefits to BlackRock as a result of its relationship with the
Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of
Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted
the willingness of BlackRock personnel to engage in open, candid discus-
sions with the Boards. The Boards did not identify any particular informa-
tion as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The
Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the invest-
ment advisory services and the resulting performance of the Funds.
Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strate-
gies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’
portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their
Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the
Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materi-
als for such Board meetings; (vii) providing legal and compliance support;
and (viii) performing other administrative functions necessary for the oper-
ation of the Funds, such as tax reporting, fulfilling regulatory filing require-
ments and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14,
2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BHL, DVF and FRA, a customized peer group selected by BlackRock, and with respect to BLW, the gross investment performance of BLW as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds.
The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of BHL noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was above the median of its
Customized Lipper Peer Group for the since-inception period but lower than the median in the one-year period reported.

The Board of BLW noted that the Fund’s gross performance exceeded its custom benchmark during two of the one-, three- and five-year periods reported.

The Board of DVF noted that the Fund performed below the median of its
Customized Lipper Peer Group in the three- and five-year periods reported, but that the Fund performed at or above the median of its Customized
Lipper Peer Group in the one-year period reported. The Board of DVF and
BlackRock reviewed and discussed the reasons for the Fund’s underperfor-
mance during the three- and five-year periods compared with its Peers. The
Board of DVF was informed that, among other things, the primary factor impacting relative performance over the three- and five-year periods was the Fund’s performance in the difficult market years of 2007 and 2008.

66 ANNUAL REPORT AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Performance in 2008 was impacted by the Fund’s credit positioning, which was biased towards lower credit ratings, higher yield and higher beta credits.

The Board of FRA noted that the Fund performed below the median of its Customized Lipper Peer Group in the one- and three-year periods reported, but that the Fund performed at or above the median of its
Customized Lipper Peer Group in the five-year period reported. The Board of FRA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board of FRA was informed that, among other things, in gen-
eral the Fund’s portfolio management team runs a conservative investment style that is biased towards the higher credit tiers and higher quality credits in terms of cash flow, asset quality, collateral, and loan structure. The
Fund’s portfolio management team believes this leads to superior risk-
adjusted performance over longer periods but can cause the Fund to trail the average fund in up markets such as 2009 and 2010.

The Board of each of DVF and FRA discussed with BlackRock its strategy for improving the respective Fund’s performance and BlackRock’s commit-
ment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent
Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and
December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affili-
ates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limita-
tions in allocating costs among various advisory products. The Boards rec-
ognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. The Boards considered
BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its reg-
istered funds, are generally consistent with margins earned by similarly sit-
uated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operat-
ing margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The
Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management per-
sonnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of DVF, FRA and BLW noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median con-
tractual management fee ratio paid by the Fund's Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BHL noted that the Fund’s contractual management fee ratio
(a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s
Peers, in each case before taking into account any expense reimburse-
ments or fee waivers. The Board of BHL also noted, however, that the
Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the
Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; there-
fore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience sub-
stantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

ANNUAL REPORT AUGUST 31, 2011 67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk manage-
ment personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The
Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The
Boards further noted that BlackRock’s funds may invest in affiliated
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place and that shareholders are able to sell their Fund shares in the sec-
ondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion
Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint
Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the
Independent Board Members, were satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Funds and their shareholders. In arriving at their decision to approve the
Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. As a result, the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68 ANNUAL REPORT AUGUST 31, 2011

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distri-
butions of dividends and capital gains reinvested by Computershare Trust
Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not partic-
ipate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the part-
icipants’ accounts, depending upon the following circumstances, either
(i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open mar-
ket or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage com-
missions (such condition often referred to as a “market premium”), the
Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the div-
idend payment date, the dollar amount of the dividend will be divided by
95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus esti-
mated brokerage commissions (such condition often referred to as a “mar-
ket discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The auto-
matic reinvestment of dividends and distributions will not relieve partici-
pants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan.
There is no direct service charge to participants in the Reinvestment Plan;
however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: Computershare Trust Company, N. A., P. O.
Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM.
All overnight correspondence should be directed to the Reinvestment
Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT AUGUST 31, 2011 69

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	96 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	96 Portfolios	(chemical and allied
New York, NY 10055	and Director		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	96 Funds	AtriCure, Inc.
55 East 52nd Street	Chairperson	2007	Co-founder and Director of the Cooke Center for Learning and Development	96 Portfolios	(medical devices)
New York, NY 10055	of the Board,		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	Chairperson of		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	the Audit		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	Committee		1976 to 1987.
and Director
Michael J. Castellano	Director and	Since	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001	96 Funds	None
55 East 52nd Street	Member of	2011	to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director,	96 Portfolios
New York, NY 10055	the Audit		Support Our Aging Religions (non-profit) since 2009; Director, National Advisory
1946	Committee		Board of Church Management at Villanova University since2010.
Frank J. Fabozzi	Director and	Since	Editor of and Consultant for The Journal of Portfolio Management since 1986;	96 Funds	None
55 East 52nd Street	Member of	2007	Professor of Finance, EDHEC Business School since 2011; Professor in the	96 Portfolios
New York, NY 10055	the Audit		Practice of Finance and Becton Fellow, Yale University School of Management
1948	Committee		from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale
University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	96 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	96 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum ofFine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Director and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 Funds	None
55 East 52nd Street	Member of	2007		96 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	96 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	96 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

70 ANNUAL REPORT AUGUST 31, 2011

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	96 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program from	96 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman,Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	96 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the	96 Portfolios
New York, NY 10055	the Audit		Finance Department, Harvard Business School from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business School
from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unani-
mously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination ofMerrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fundboards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Paul L. Audet	Director	Since	Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate	96 Funds	None
55 East 52nd Street		2011	business from 2008 to 2011; Member of BlackRock’s Global Operating and	96 Portfolios
New York, NY 10055			Corporate Risk Management Committees and of the BlackRock Alternative Investors
1953			Executive Committee and Investment Committee for the Private Equity Fund of
Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from
2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior
Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the
Investment Management and Mutual Fund Processing businesses from 1996 to
1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992;
Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate
Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from
1986 to 1991.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	158 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	283 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December31 of the year in which they turn 72.

ANNUAL REPORT AUGUST 31, 2011 71

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2011	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.

Anne Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds
55 East 52nd Street	President	2007[2]	from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of
New York, NY 10055			BlackRock’s Global Client Group since 2009; Chief OperatingOfficer of BlackRock’s U.S. Retail Group from 2006 to
1962			2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; SeniorVice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer and
1959	Anti-Money
Laundering
Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; ManagingDirector and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Funds serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodian	Transfer Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Common Shares	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company	Computershare Trust	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	Company, N.A.	Boston, MA 02116	New York, NY 10036
Sub-Advisor		Providence, RI 02940
BlackRock Financial			Independent Registered	Address of the Funds
Management, Inc.			Public Accounting Firm	100 Bellevue Parkway
New York, NY 10055			Deloitte & Touche LLP	Wilmington, DE 19809
Boston, MA 02116

Effective April 14, 2011, Michael J. Castellano became Director of the Funds and Member of the Audit Committee.
Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

72 ANNUAL REPORT AUGUST 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class I Directors as follows:

		Paul L. Audet		Michael J. Castellano				R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
BHL	6,390,771	72,968	0	6,390,771	72,968	0	6,383,606	80,133	0
BLW	28,570,432	523,850	0	28,575,762	518,520	0	28,569,954	524,328	0

		W. Carl Kester
		Votes
	Votes For	Withheld	Abstain
BHL	6,390,771	72,968	0
BLW	28,574,757	519,525	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T.
Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Directors as follows:

		Paul L. Audet		Michael J. Castellano			Richard E. Cavanagh
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	8,483,803	292,436	0	8,478,425	297,814	0	8,492,002	284,237	0
FRA	12,772,071	193,578	0	12,771,303	194,346	0	12,773,540	192,109	0
		Frank J. Fabozzi		Kathleen F. Feldstein				James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	8,483,250	292,989	0	8,477,564	298,675	0	8,490,955	285,284	0
FRA	12,763,303	202,346	0	12,764,187	201,462	0	12,756,574	209,075	0
		Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	8,485,052	291,187	0	8,486,341	289,898	0	8,484,900	291,339	0
FRA	12,773,540	192,109	0	12,752,137	213,512	0	12,760,718	204,931	0
		W. Carl Kester			Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	8,488,816	287,423	0	8,488,112	288,127	0
FRA	12,765,290	200,359	0	12,759,238	206,411	0

ANNUAL REPORT AUGUST 31, 2011 73

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the
NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certifica-
tion of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery
Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding
The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

74 ANNUAL REPORT AUGUST 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT AUGUST 31, 2011 75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for
Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
Entity Name	Year End	Year End	Year End	Year End	Year End	Year End	Year End	Year End
BlackRock
Diversified Income
Strategies Fund,	$62,000	$49,300	$0	$0	$46,300	$6,100	$0	$0
Inc.

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services includes tax compliance, tax advice and tax planning.
[3] Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal
Entity Name	End	Year End
BlackRock Diversified	$46,300	$16,877
Income Strategies Fund, Inc.

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the
Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight
Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the
Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department
and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit
99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2011.

(a)(1) The Fund is managed by a team of investment professionals comprised of Leland
Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at
BlackRock and C. Adrian Marshall, Director at BlackRock. Messrs. Hart, Keenan
and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-
day management of the Fund’s portfolio and the selection of its investments. Messrs.
Hart, Keenan and Marshall have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners
("R3") in 2009; Managing Director of R3 from 2008 to 2009; Managing
Director of Lehman Brothers from 2006 to 2008; Executive Director of
Lehman Brothers from 2003 to 2006.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged
Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice
President of BlackRock from 2004 to 2005.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to
2007.

(a)(2) As of August 31, 2011:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
(i) Name of	Other	Other Pooled	Other	Other	Other Pooled	Other
Portfolio Manager	Registered	Investment	Accounts	Registered	Investment	Accounts
	Investment	Vehicles		Investment	Vehicles
Leland Hart	8	12	3	0	7	0
	$2.86 Billion	$2.99 Billion	$299.6 Million	$0	$1.98 Billion	$0
James E. Keenan	22	24	32	0	14	4
	$11.36 Billion	$7.00 Billion	$5.25 Billion	$0	$2.73 Billion	$564.7 Million
C. Adrian Marshall	7	16	6	0	9	0
	$2.86 Billion	$3.41 Billion	$725.3 Million	$0	$2.63	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’)
officers, directors or employees are directors or officers, or companies as to which
BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-
public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hart, Keenan and Marshall may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-
adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Applicable Benchmarks
Leland Hart	A combination of market-based indices (e.g., CSFB
C. Adrian Marshall	Leveraged Loan Index, CSFB High Yield II Value
Index), certain customized indices and certain fund
industry peer groups.
James Keenan	A combination of market-based indices (e.g., The
Barclays Capital U.S. Corporate High Yield 2% Issuer
Capped™ Index), certain customized indices and
certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc.
common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year
“at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various
BlackRock investment options. Messrs. Messrs. Hart, Keenan and Marshall have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Leland Hart	None
James E. Keenan	None
C. Adrian Marshall	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Diversified Income Strategies Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Diversified Income Strategies Fund, Inc.

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Diversified Income Strategies Fund, Inc.

Date: November 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Diversified Income Strategies Fund, Inc.

Date: November 4, 2011